                                                                    EXHIBIT 10.2



                        POOLING AND SERVICING AGREEMENT



                                     AMONG



                         NAVISTAR FINANCIAL CORPORATION

                                    SERVICER



               NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION

                                     SELLER



                                      AND



                     NAVISTAR FINANCIAL 1995-B OWNER TRUST

                                     ISSUER



                          DATED AS OF NOVEMBER 1, 1995

                               TABLE OF CONTENTS

                                                                            PAGE

ARTICLE I
  CERTAIN DEFINITIONS..........................................................1
  SECTION 1.01. Definitions....................................................1
                -----------

ARTICLE II
  CONVEYANCE OF RECEIVABLES; ORIGINAL ISSUANCE
  OF CERTIFICATES                                                              2
  SECTION 2.01. Conveyance of Initial Receivables..............................2
                ---------------------------------
  SECTION 2.02. Conveyance of Subsequent Receivables...........................3
                ------------------------------------
  SECTION 2.03. Custody of Receivable Files....................................6
                ---------------------------
  SECTION 2.04. Acceptance by Issuer; Limitation on Transfer
                --------------------------------------------
                of NITC Purchase Obligations...................................6
                ----------------------------
  SECTION 2.05. Representations and Warranties as to the Receivables...........7
                ----------------------------------------------------
  SECTION 2.06. Repurchase of Receivables Upon Breach of Warranty..............7
                -------------------------------------------------

ARTICLE III
  ADMINISTRATION AND SERVICING OF RECEIVABLES..................................8
  SECTION 3.01. Duties of the Servicer.........................................8
                ----------------------
  SECTION 3.02. Collection of Receivables Payments.............................9
                ----------------------------------
  SECTION 3.03. [RESERVED]. ...................................................9
  SECTION 3.04. Realization Upon Liquidating Receivables.......................9
                ----------------------------------------
  SECTION 3.05. Maintenance of Insurance Policies..............................9
                ---------------------------------
  SECTION 3.06. Maintenance of Security Interests in Vehicles..................9
                ---------------------------------------------
  SECTION 3.07. Covenants of the Servicer.....................................10
                -------------------------
  SECTION 3.08. Purchase of Receivables Upon Breach of Covenant...............10
                -----------------------------------------------
  SECTION 3.09. Total and Supplemental Servicing Fees; Payment of
                -------------------------------------------------
                Certain Expenses by Servicer..................................10
                ----------------------------
  SECTION 3.10. Servicer's Certificate........................................11
                ----------------------
  SECTION 3.11. Application of Collections....................................11
                --------------------------

ARTICLE IV
  SERVICER'S COVENANTS; DISTRIBUTIONS; RESERVE ACCOUNT;
  STATEMENTS TO NOTEHOLDERS AND CERTIFICATEHOLDERS............................11
  SECTION 4.01. Annual Statement as to Compliance: Notice of
                --------------------------------------------
                Servicer Default..............................................11
                ----------------

  SECTION 4.02. Annual Independent Accountants' Report....................... 12
                --------------------------------------
  SECTION 4.03. Access to Certain Documentation and Information
                -----------------------------------------------
                Regarding Receivables........................................ 13
                ---------------------
  SECTION 4.04. Amendments to Schedule of Receivables........................ 13
                -------------------------------------
  SECTION 4.05. Assignment of Administrative Receivables and Warranty
                -----------------------------------------------------
                Receivables.................................................. 13
                -----------
  SECTION 4.06. Distributions................................................ 14
                -------------
  SECTION 4.07. Reserve Account.............................................. 15
                ---------------
  SECTION 4.08. Net Deposits................................................. 16
                ------------
  SECTION 4.09. Statements to Securityholders................................ 17
                -----------------------------
  SECTION 4.10. Information Provided to Rating Agencies...................... 18
                ---------------------------------------

ARTICLE V
  CERTIFICATEHOLDER AND NOTEHOLDER STATEMENTS AND ACCOUNTS;
  COLLECTIONS, DEPOSITS AND INVESTMENTS; ADVANCES............................ 19
  SECTION 5.01. Establishment of Accounts.................................... 19
                -------------------------
  SECTION 5.02. Pre-Funding Account.......................................... 22
                -------------------
  SECTION 5.03. Negative Carry Account....................................... 22
                ----------------------
  SECTION 5.04. Collections.................................................. 23
                -----------
  SECTION 5.05. Investment Earnings and Supplemental Servicing Fees.......... 23
                ---------------------------------------------------
  SECTION 5.06. Monthly Advances............................................. 24
                ----------------
  SECTION 5.07. Additional Deposits.......................................... 24
                -------------------
 ARTICLE VI
  THE SELLER; REPRESENTATIONS AND  WARRANTIES
  OF THE SELLER AND THE SERVICER............................................. 24
  SECTION 6.01. Representations and Warranties of the Seller and the
                ----------------------------------------------------
                Servicer..................................................... 24
                --------
  SECTION 6.02. Liability of Seller.......................................... 27
                -------------------
  SECTION 6.03. Merger or Consolidation of, or Assumption of  the
                -------------------------------------------------
                Obligations of, Seller; Amendment of Certificate
                ------------------------------------------------
                of Incorporation............................................. 27
                ----------------
  SECTION 6.04. Limitation on Liability of Seller and Others................. 28
                --------------------------------------------
  SECTION 6.05. Seller May Own Securities.................................... 28
                -------------------------

ARTICLE VII
  LIABILITIES OF SERVICER AND OTHERS......................................... 28
  SECTION 7.01. Liability of Servicer; Indemnities........................... 28
                ----------------------------------
  SECTION 7.02. Merger or Consolidation of, or Assumption of the Obligations.of,
                ---------------------------------------------------------------
                the Servicer................................................. 29
                ------------
  SECTION 7.03. Limitation on Liability of Servicer and Others............... 30
                ----------------------------------------------
  SECTION 7.04. Delegation of Duties......................................... 31
                --------------------
  SECTION 7.05. Servicer Not to Resign....................................... 31
                ----------------------

ARTICLE VIII
  DEFAULT.....................................................................31
  SECTION 8.01. Servicer Defaults.............................................31
                -----------------
  SECTION 8.02. Consequences of a Servicer Default............................32
                ----------------------------------
  SECTION 8.03. Indenture Trustee to Act; Appointment of Successor............32
                --------------------------------------------------
  SECTION 8.04. Notification to Securityholders...............................33
                -------------------------------
  SECTION 8.05. Waiver of Past Defaults.......................................33
                -----------------------
  SECTION 8.06. Repayment of Advances.........................................33
                ---------------------
 ARTICLE IX
   TERMINATION................................................................34
   SECTION 9.01. Optional Purchase of All Receivables.........................34
                 ------------------------------------
   SECTION 9.02. Sale of Assets; Termination..................................34
                 ---------------------------

ARTICLE X
  MISCELLANEOUS PROVISIONS....................................................36
  SECTION 10.01. Amendment....................................................36
                 ---------
  SECTION 10.02. Protection of Title to Owner Trust Estate....................37
                 -----------------------------------------
  SECTION 10.03. Notices......................................................39
                 -------
  SECTION 10.04. Governing Law................................................39
                 -------------
  SECTION 10.05. Severability of Provisions...................................39
                 --------------------------
  SECTION 10.06. Assignment...................................................39
                 ----------
  SECTION 10.07. Third-Party Beneficiaries....................................39
                 -------------------------
  SECTION 10.08. Separate Counterparts........................................39
                 ---------------------
  SECTION 10.09. Headings and Cross-References................................39
                 -----------------------------
  SECTION 10.10. Assignment to Indenture Trustee..............................40
                 -------------------------------
  SECTION 10.11. No Petition Covenants........................................40
                 ---------------------
  SECTION 10.12. Limitation of Liability of the Trustees......................40
                 ---------------------------------------
  SECTION 10.13. Business Day Certificate.....................................40
                 ------------------------

EXHIBIT A

  Form of Initial Assignment..................................................43

EXHIBIT B

  Form of Subsequent Assignment............................................... 3

EXHIBIT C

  Locations of Schedule of Receivables........................................ 3

APPENDIX A

  PART I - DEFINITIONS.........................................................1
  PART II - RULES OF CONSTRUCTION.............................................27

APPENDIX B

  NOTICE ADDRESSES AND PROCEDURES..............................................1

                                   EXHIBIT A
                           Form of Initial Assignment

                                   EXHIBIT B
                         Form of Subsequent Assignment

                                   EXHIBIT C
                      Locations of Schedule of Receivables



                                   APPENDIX A
                    Defined Terms and Rules of Construction

                                   APPENDIX B
                        Notice Addresses and Procedures

                                                             K&E DRAFT:  9/28/95


     THIS POOLING AND SERVICING AGREEMENT is made as of November 1, 1995 by and among Navistar Financial Corporation, a Delaware corporation ("NFC" and, in its capacity as Servicer hereunder, the "SERVICER"), Navistar Financial Retail Receivables Corporation, a Delaware corporation ("NFRRC" and, in its capacity as the Seller hereunder, the "SELLER"), and Navistar Financial 1995-B Owner Trust, a Delaware business trust (the "ISSUER").

     WHEREAS, NFC has sold the Initial Receivables, and has agreed to sell Subsequent Receivables, to the Seller pursuant to the Purchase Agreement.

     WHEREAS, the Seller desires to sell the Initial Receivables, and Subsequent Receivables (collectively, the "RECEIVABLES"), to the Issuer in exchange for the Securities and the payment of such funds withdrawn from the Pre-Funding Account pursuant to the terms of this Agreement, and the Servicer desires to perform the servicing obligations set forth herein for and in consideration of the fees and other benefits set forth in this Agreement.

     WHEREAS, the Seller and the Issuer wish to set forth the terms pursuant to which the Receivables are to be sold by the Seller to the Issuer and serviced by the Servicer.

     NOW, THEREFORE, in consideration of the foregoing, the other good and valuable consideration and the mutual terms and covenants contained herein, the parties hereto agree as follows:


                                 ARTICLE I
                              CERTAIN DEFINITIONS

     SECTION 1.01.  Definitions.  Certain capitalized terms used in the above
                    -----------
recitals and in this Agreement are defined in and shall have the respective meanings assigned them in Part I of Appendix A to this Agreement. All
                                    ----------
references herein to "the Agreement" or "this Agreement" are to this Pooling and Servicing Agreement as it may be amended, supplemented (whether by Subsequent Transfer Assignment or otherwise) or modified from time to time, the exhibits hereto and the capitalized terms used herein which are defined in such Appendix
                                                                       --------
A, and all references herein to Articles, Sections and subsections are to
-
Articles, Sections or subsections of this Agreement unless otherwise specified. The rules of construction set forth in Part II of such Appendix A shall be
                                                       ----------
applicable to this Agreement.

                                 ARTICLE II
          CONVEYANCE OF RECEIVABLES; ORIGINAL ISSUANCE OF CERTIFICATES

     SECTION 2.01.  Conveyance of Initial Receivables.  In consideration of the
                    ---------------------------------
Issuer's delivery of the Securities to, or upon the order of, the Seller, the Seller does hereby enter into this Agreement and agree to fulfill all of its obligations hereunder and to sell, transfer, assign and otherwise convey to the Issuer, without recourse, pursuant to an assignment in the form attached hereto
        ------- --------
as Exhibit A, all right, title and interest of the Seller in, to and under:
   ---------

     (a) the Initial Receivables and all monies paid thereon (including Liquidation Proceeds) and due thereunder on and after the Initial Cutoff Date;

     (b) the security interests in the Financed Vehicles granted by Obligors pursuant to the Initial Receivables and, to the extent permitted by law, any accessions thereto which are financed by NFC;

     (c) the benefits of any lease assignments with respect to the related Financed Vehicles;

     (d) any proceeds from any Insurance Policies with respect to the Initial Receivables;

     (e) any proceeds from Dealer Liability with respect to the Initial Receivables, proceeds from any NITC Purchase Obligations with respect to the Initial Receivables (subject to the limitations set forth in Section 2.04) and proceeds from any Guaranties of Initial Receivables;

     (f) the Purchase Agreement and the Custodian Agreement, including the right of the Seller to cause NFC to perform its obligations thereunder (including the obligation to repurchase Initial Receivables under certain circumstances); and

     (g) any proceeds of the property described in clauses (a), (b), (c) and (f) above.

It is the intention of the Seller that the transfer and assignment contemplated by this Section 2.01 shall constitute a sale of the Initial Receivables from the Seller to the Issuer and the beneficial interest in and title to the assets conveyed pursuant to this Section 2.01 shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. Within two Business Days after the Closing Date, the Seller shall cause to be deposited into the Collection Account all collections (from whatever source) on or with respect to the assets conveyed pursuant to this Section 2.01 received by the Seller pursuant to Section 5.07 of the Purchase Agreement. The Seller and the Servicer intend to treat such transfer and assignment as a sale for accounting and tax purposes. Notwithstanding the foregoing, in the event a court of competent jurisdiction determines that such transfer and assignment did not constitute such a sale or that such beneficial interest is a part of the Seller's estate, then (i) the Seller shall be deemed to have granted to the Issuer a first priority perfected security interest in all of the Seller's right title and interest in, to and under the assets conveyed pursuant to this Section 2.01, and the Seller hereby grants such security interest and (ii) the assets conveyed pursuant to this
Section 2.01 shall be deemed to include all rights, powers and options (but none of the obligations, if any) of the Seller under any agreement or instrument included in the assets conveyed pursuant to this Section 2.01, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Initial Receivables included in the assets conveyed pursuant to this Section 2.01 and all other monies payable under the Initial Receivables conveyed pursuant to this Section 2.01, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Seller or otherwise and generally to do and receive anything that the Seller is or may be entitled to do or receive under or with respect to the assets conveyed pursuant to this Section 2.01. For purposes of such grant, this Agreement shall constitute a security agreement under the UCC.

     SECTION 2.02.  Conveyance of Subsequent Receivables.  (a)  Subject to
                    -------------------------------------
satisfaction of the conditions set forth in Section 2.02(b) below, in consideration of the Issuer's delivery on the related Subsequent Transfer Date to or upon the order of the Seller of the amount described in Section 5.02(a) to be delivered to the Seller, the Seller does hereby agree to sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse, pursuant
                                                     ------- --------
to an assignment in substantially the form of Exhibit B (a "Subsequent Transfer
                                              ---------
Assignment"), all right, title and interest of the Seller in, to and under:

       (i) the Subsequent Receivables described in such Subsequent Transfer Assignment and all monies paid thereon (including Liquidation Proceeds) and due thereunder on and after the applicable Cutoff Date;

      (ii) the security interests in the Financed Vehicles granted by Obligors pursuant to such Subsequent Receivables and, to the extent permitted by law, any accessions thereto which are financed by NFC;

     (iii) the benefits of any lease assignments with respect to the related Financed Vehicles;

      (iv) any proceeds from any Insurance Policies with respect to such Subsequent Receivables;

       (v) any proceeds from Dealer Liability with respect to such Subsequent Receivables, proceeds from any NITC Purchase Obligations with respect to such Subsequent Receivables (subject to the limitations set forth in Section 2.04) and proceeds from any Guaranties of Subsequent Receivables;

      (vi) the Purchase Agreement and the Custodian Agreement, including the right of the Seller to cause NFC to perform its obligations thereunder (including the obligation to repurchase Subsequent Receivables under certain circumstances); and

     (vii) any proceeds of the property described in clauses (i), (ii), (iii) and (vi) above.

It is the intention of the Seller that each transfer and assignment contemplated by this Section 2.02 shall constitute a sale of the related Subsequent Receivables from the Seller to the Issuer and the beneficial interest in and title to the assets conveyed pursuant to the Subsequent Transfer Assignment shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. Within two Business Days after Subsequent Transfer Date, the Seller shall cause to be deposited into the Collection Account all collections (from whatever source) on or with respect to the assets conveyed pursuant to the related Subsequent Transfer Assignment received by the Seller pursuant to Section 5.07 of the Purchase Agreement. The Seller and the Servicer intend to treat each such transfer and assignment as a sale for accounting and tax purposes. Notwithstanding the foregoing, in the event a court of competent jurisdiction determines that any such transfer and assignment did not constitute such a sale or that such beneficial interest is a part of the Seller's estate, then (i) the Seller shall be deemed to have granted to the Issuer a first priority perfected security interest in all of the Seller's right, title and interest in, to and under the assets conveyed pursuant to the related Subsequent Transfer Assignment, and the Seller hereby grants such security interest and (ii) the assets conveyed pursuant to such Subsequent Transfer Assignment shall be deemed to include all rights, powers and options (but none of the obligations, if any) of the Seller under any agreement or instrument included in the assets conveyed pursuant to such Subsequent Transfer Assignment, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Subsequent Receivables included in the assets conveyed pursuant to such Subsequent Transfer Assignment and all other monies payable under the Subsequent Receivables conveyed pursuant to such Subsequent Transfer Assignment, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Seller or otherwise and generally to do and receive anything that the Seller is or may be entitled to do or receive under or with respect to the assets conveyed pursuant to such Subsequent Transfer Assignment. For purposes of such grant, each such Subsequent Transfer Assignment, together with this Agreement, shall constitute a security agreement under the UCC.

          (b) The Seller shall transfer to the Issuer Subsequent Receivables and the other property and rights related thereto described in Section 2.02(a) above only upon the satisfaction of each of the following conditions precedent on or prior to the related Subsequent Transfer Date:

          (i) the Funding Period shall not have terminated;

         (ii) each of the representations and warranties made by the Seller pursuant to Section 2.05 with respect to such Subsequent Receivables shall be true and correct as of the related Subsequent Transfer Date with the same effect as if then made, and the Seller shall have performed all obligations to be performed by it hereunder on or prior to such Subsequent Transfer Date;

        (iii) the Seller shall have delivered to the Owner Trustee, the Indenture Trustee and the Rating Agencies a duly executed Subsequent Transfer Assignment, including a schedule of such Subsequent Receivables (which schedule shall be deemed to supplement the Schedule of Receivables);
                                  -----------------------

     (iv) the applicable Reserve Account Initial Deposit for such Subsequent Transfer Date shall have been deposited in the Reserve Account pursuant to
Section 5.02(a)(ii);

      (v) the Seller shall, at its own expense, on or prior to each Subsequent Transfer Date indicate in its computer files that the Subsequent Receivables conveyed on such date have been sold to the Issuer pursuant to this Agreement and the related Subsequent Transfer Assignment;

     (vi) the Seller shall have taken any action required to maintain the first perfected ownership interest of the Issuer in the Owner Trust Estate and the first perfected security interest of the Indenture Trustee in the Collateral;

    (vii) The Receivables in the Trust (after giving effect to the conveyance of the Subsequent Receivables to the Trust on such Subsequent Transfer Date) shall meet the following criteria: (A) the weighted average Annual Percentage Rate of the Receivables in the Trust shall not be less than 9.75% and (B) the weighted average remaining maturity of the Receivables in the Trust shall not be greater than 51 months;

   (viii) the Seller shall have delivered to the Indenture Trustee and the Owner Trustee an Officers' Certificate confirming the satisfaction of the conditions specified in this Section 2.02(b);

     (ix) the Seller shall have delivered to the Rating Agencies an Opinion of Counsel with respect to the transfer of such Subsequent Receivables substantially in the form of the Opinion of Counsel delivered to the Rating Agencies on the Closing Date;

      (x) The Seller shall have delivered to the Owner Trustee and the Indenture Trustee written confirmation from an independent public accounting firm that, as of the applicable Cutoff Date, such Subsequent Receivables satisfied the eligibility criteria described in Sections 3.01(a)(v), (r), (s), (t), (w) and
(x) of the Purchase Agreement; and

     (xi) Standard & Poor's Ratings Group ("S&P") shall have notified the Seller in writing that, following the addition of all such Subsequent Receivables to the Trust, the Notes and the Certificates will be rated by S&P in the same rating category as they were rated by S&P prior to such addition.

      (c) The Seller covenants to transfer to the Issuer pursuant to Section 2.02(a) before the termination of the Funding Period, Subsequent Receivables with an aggregate Starting Receivable Balance equal to $70,500,316.57. If on the Distribution Date on which the Funding Period ends (or, if the Funding Period does not end on a Distribution Date, the first Distribution Date following the end of the Funding Period) the Pre-Funded Amount is equal to or greater than $100,000, the Seller shall be obligated to pay to the Issuer on the Transfer Date immediately preceding such Distribution Date an amount equal to the sum of the Noteholders' Prepayment Premium with respect to each class of Notes and the Certificateholders' Prepayment Premium or
such lesser amount that the Seller actually receives from NFC under Section 2.04 of the Purchase Agreement in respect of NFC's breach thereof; provided, however,
                                                              --------  -------
that the foregoing shall be the sole remedy of the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholders with respect to a failure of the Seller to comply with this covenant.

     SECTION 2.03.  Custody of Receivable Files.  In connection with the sale,
                    ---------------------------
transfer and assignment of Receivables to the Seller from NFC pursuant to the Purchase Agreement, the Seller, simultaneously with the execution and delivery of this Agreement, shall enter into the Custodian Agreement with the Custodian, pursuant to which the Seller shall revocably appoint the Custodian, and the Custodian shall accept such appointment, to act as the agent of the Seller as Custodian of the following documents or instruments which shall be constructively delivered to the Owner Trustee, as of the Closing Date with respect to each Initial Receivable, and as of the related Subsequent Transfer Date with respect to each Subsequent Receivable:

     (a) the fully executed original of the Retail Note for such Receivable;

     (b) documents evidencing or related to any Insurance Policy;

     (c) the original credit application of each Obligor, fully executed by each such Obligor on NFC's customary form, or on a form approved by NFC, for such application;

     (d) where permitted by law, the original certificate of title (when received) and otherwise such documents, if any, that NFC keeps on file in accordance with its customary procedures indicat ing that the Financed Vehicle is owned by the Obligor and subject to the interest of NFC as first lienholder or secured party; and

     (e) any and all other documents that NFC keeps on file in accordance with its customary procedures relating to the individual Receivable, Obligor or Financed Vehicle.

Pursuant to Sections 2.01(f) and 2.02(a)(vi), the rights of the Seller under the Custodian Agreement are being assigned to the Issuer.

     SECTION 2.04.  Acceptance by Issuer; Limitation on Transfer of NITC
                    ----------------------------------------------------
Purchase Obligations.  The Issuer does hereby accept all consideration conveyed
--------------------
by the Seller pursuant to Sections 2.01 and 2.02, and declares that the Issuer shall hold such consideration upon the trust set forth in the Trust Agreement for the benefit of Certificateholders, subject to the terms and conditions of the Trust Agreement, Indenture and this Agreement; provided, however, that the
                                                   --------  -------
Issuer acknowledges and agrees that (a) the rights pursuant to the NITC Purchase Obligations are personal to NFC, and only the proceeds of such rights are being assigned to the Issuer pursuant to the terms hereof, (b) the Issuer is not or is not intended to be a third-party beneficiary of such rights, and (c) accordingly such rights are not exercisable by, enforceable by or for the benefit of, or preserved for the benefit of, the Issuer. The Issuer hereby agrees and accepts the appointment and authorization of NFC as Servicer under Section 3.01. The parties agree that this Agreement (including any

Subsequent Transfer Assignments), the Indenture and the Trust Agreement constitute the Further Transfer and Servicing Agreements for purposes of the Purchase Agreement.

     SECTION 2.05.  Representations and Warranties as to the Receivables.
                    ----------------------------------------------------
Pursuant to Sections 2.01(f) and 2.02(a)(vi), the Seller assigns to the Issuer all of its right, title and interest in, to and under the Purchase Agreement. Such assigned right, title and interest includes the representations and warranties of NFC made to the Seller pursuant to Section 3.01 of the Purchase Agreement. The Seller hereby represents and warrants to the Issuer that the Seller has taken no action which would cause such representations and warranties to be false in any material respect as of the Closing Date, in the case of the Initial Receivables, and as of the related Subsequent Transfer Date, in the case of Subsequent Receivables. The Seller further acknowledges that the Issuer relies on the representations and warranties of the Seller under this Agreement and of NFC under the Purchase Agreement in accepting the Receivables in trust and executing and delivering the Securities. The foregoing representation and warranty speaks as of the Closing Date, in the case of the Initial Receivables, and as of the related Subsequent Transfer Date, in the case of Subsequent Receivables, but shall survive the sale, transfer and assignment of such Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

     SECTION 2.06.  Repurchase of Receivables Upon Breach of Warranty.  Upon
                    -------------------------------------------------
discovery by the Seller, the Servicer or either Trustee of a breach of any of the representations and warranties in Section 3.01 of the Purchase Agreement (and, with respect to subsection 3.01(j) of the Purchase Agreement, irrespective of any limitation regarding knowledge of NFC) or in Section 2.05 or Section 6.01 of this Agreement that materially and adversely affects the interests of the Securityholders in any Receivable, the party discovering such breach shall give prompt written notice thereof to the others. As of the second Accounting Date following its discovery or its receipt of notice of breach (or, at the Seller's election, the first Accounting Date following such discovery), unless such breach shall have been cured in all material respects, in the event of a breach of the representations and warranties made by the Seller in Section 2.05 or
Section 6.01, the Seller shall repurchase such Receivable from the Issuer on the related Distribution Date. The Owner Trustee shall have no affirmative duty to conduct any investigation as to the occurrence of any event requiring the repurchase of any Receivable pursuant to this Section 2.06.

          The repurchase price to be paid by any Warranty Purchaser shall be an amount equal to the Warranty Payment. It is understood and agreed that the obligation of the Warranty Purchaser to repurchase any Receivable as to which a breach has occurred and is continuing shall, if such repurchase obligations are fulfilled, constitute the sole remedy against the Seller, the Servicer or NFC for such breach available to any Interested Party. The Servicer acknowledges its obligations to repurchase Administrative Receivables from the Issuer pursuant to Section 3.08 hereof and NFC acknowledges its obligations to repurchase Warranty Receivables pursuant to Section 5.04 of the Purchase Agreement.

                                 ARTICLE III
                  ADMINISTRATION AND SERVICING OF RECEIVABLES

          SECTION 3.01.  Duties of the Servicer.  The Servicer is hereby
                         ----------------------
appointed and authorized to act as agent for the Owner of the Receivables and in such capacity shall manage, service, administer and make collections on the Receivables with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to comparable medium and heavy duty truck, bus and trailer receivables that it services for itself or others. The Servicer hereby accepts such appointment and authorization and agrees to perform the duties of Servicer with respect to the Receivables set forth herein. The Servicer's duties shall include collection and posting of all payments, responding to inquiries of Obligors on the Receivables, investigating delinquencies, sending payment coupons to Obligors, reporting tax information to Obligors, policing the collateral, accounting for collections and furnishing monthly and annual statements to the Owner of any Receivables with respect to distributions, generating federal income tax information and performing the other duties specified herein. Subject to the provisions of Section 3.02, the Servicer shall follow its customary standards, policies and procedures and shall have full power and authority, acting alone, to do any and all things in connection with such managing, servicing, administration and collection that it may deem necessary or desirable.

          Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered by the Owner of the Receivables, pursuant to this Section 3.01, to execute and deliver, on behalf of all Interested Parties, or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables and the Financed Vehicles. The Servicer is hereby authorized to commence in the name of the Owner of such Receivable or, to the extent necessary, in its own name, a legal proceeding to enforce a Liquidating Receivable as contemplated by Section 3.04, to enforce all obligations of NFC and NFRRC, in its capacity as the Seller or otherwise, under each of the Purchase Agreement and the Further Transfer and Servicing Agreements or to commence or participate in a legal proceeding (including a bankruptcy proceeding) relating to or involving a Receivable or a Liquidating Receivable. If the Servicer commences or participates in such a legal proceeding in its own name, the Owner of such Receivable shall thereupon be deemed to have automatically assigned such Receivable to the Servicer for purposes of commencing or participating in any such proceeding as a party or claimant, the Servicer is hereby authorized and empowered by the Owner of a Receivable to execute and deliver in the Servicer's name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceeding. Any Owner of Receivables, upon the written request of the Servicer, shall furnish the Servicer with any powers of attorney and other documents and take any other steps which the Servicer may deem necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement and the other Further Transfer and Servicing Agreements. Except to the extent required by the preceding two sentences, the authority and rights granted to the Servicer in this Section 3.01 shall be nonexclusive and shall not be construed to be in derogation of the retention by the Owner of a Receivable of equivalent authority and rights.

          SECTION 3.02.  Collection of Receivables Payments.  The Servicer shall
                         ----------------------------------
make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due, and shall follow such collection practices, policies and procedures as it follows with respect to comparable medium and heavy duty truck, bus and trailer receivables that it services for itself or others. Except as provided in subsection 3.07(c), the Servicer is hereby authorized to grant extensions, rebates or adjustments on a Receivable without the prior consent of the Owner of such Receivable and to rewrite, in its ordinary course of business, a Receivable to reflect the Full Prepayment of a Receivable with respect to any Financed Vehicle without the prior consent of the Owner of such Receivable. The Servicer is authorized in its discretion to waive any prepayment charge, late payment charge or any other fees that may be collected in the ordinary course of servicing such Receivable.

          SECTION 3.03.  [RESERVED].

          SECTION 3.04.  Realization Upon Liquidating Receivables.  The Servicer
                         ----------------------------------------
shall use reasonable efforts, consistent with its customary servicing procedures, to repossess or otherwise comparably convert the ownership of each Financed Vehicle that it has reasonably determined should be repossessed or otherwise converted following a default under the Receivable secured by each such Financed Vehicle. The Servicer is authorized to follow such practices, policies and procedures as it shall deem necessary or advisable and as shall be customary and usual in its servicing of medium and heavy duty truck, bus and trailer receivables that it services for itself or others, which practices, policies and procedures may include reasonable efforts to realize upon or obtain benefits of any lease assignments, proceeds from any Dealer Liability, proceeds from any NITC Purchase Obligations, proceeds from any Insurance Policies and proceeds from any Guaranties, in each case with respect to the Receivables, selling the related Financed Vehicle or Financed Vehicles at public or private sale or sales and other actions by the Servicer in order to realize upon such a Receivable. The foregoing is subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with any repair or towards the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair and/or repossession shall increase the proceeds of liquidation of the related Receivable by an amount greater than the amount of such expenses. The Servicer shall be entitled to receive Liquidation Expenses with respect to each Liquidating Receivable at such time as the Receivable becomes a Liquidating Receivable in accordance with subsection 4.06(b)(i).

          SECTION 3.05.  Maintenance of Insurance Policies.  The Servicer shall,
                         ---------------------------------
in accordance with its customary servicing procedures, require that each Obligor shall have obtained physical damage insurance covering each Financed Vehicle as of the execution of the related Receivable, unless the Servicer has in accordance with its customary procedures permitted an Obligor to self-insure the Financed Vehicle or Financed Vehicles securing such Receivable. The Servicer shall, in accordance with its customary servicing procedures, monitor such physical damage insurance with respect to each Financed Vehicle that secures each Receivable.

          SECTION 3.06.  Maintenance of Security Interests in Vehicles.  The
                         ---------------------------------------------
Servicer shall, in accordance with its customary servicing procedures and at its own expense, take such steps as are necessary to maintain perfection of the first priority security interest created by each Receivable in the related Financed Vehicle or Financed Vehicles. The Owner of each Receivable hereby authorizes the Servicer to re-perfect such security interest as necessary because of the relocation of a Financed Vehicle or for any other reason.

          SECTION 3.07.  Covenants of the Servicer.  The Servicer hereby makes
                         -------------------------
the following covenants on which the Issuer is relying in acquiring the Receivables hereunder and issuing the Securities under the other Further Transfer and Servicing Agreements. The Servicer covenants that from and after the Closing Date (with respect to the Initial Receivables) or the related Subsequent Transfer Date (with respect to Subsequent Receivables):

          (a) Liens in Force.  Except as contemplated in this Agreement, the
              --------------
Servicer shall not release in whole or in part any Financed Vehicle from the security interest securing such related Receivable;

          (b) No Impairment.  The Servicer shall do nothing to impair the rights
              -------------
of NFRRC or any Interested Party in and to such Receivables; and

          (c) No Modifications.  The Servicer shall not amend or otherwise
              ----------------
modify any such Receivable such that the Starting Receivable Balance, the Annual Percentage Rate or the total number of Scheduled Payments is altered or such that the final scheduled payment on such Receivable will be due later than March 31, 2002.

          SECTION 3.08.  Purchase of Receivables Upon Breach of Covenant.  Upon
                         -----------------------------------------------
discovery by any of the Seller, the Servicer or any party under the Further Transfer and Servicing Agreements of a breach of any of the covenants set forth in Sections 3.06 and 3.07, the party discovering such breach shall give prompt written notice thereof to the others. As of the second Accounting Date following its discovery or receipt of notice of such breach (or, at the Servicer's election, the first Accounting Date so following), the Servicer shall, unless it shall have cured such breach in all material respects, purchase from the Owner thereof any Receivable materially and adversely affected by such breach as determined by such Owner and, on the related Distribution Date, the Servicer shall pay the Administrative Purchase Payment. It is understood and agreed that the obligation of the Servicer to purchase any Receivable with respect to which such a breach has occurred and is continuing shall, if such obligation is fulfilled, constitute the sole remedy against the Servicer for such breach available to the Seller or any Interested Party. Each of the Owner Trustee and the Indenture Trustee shall have no affirmative duty to conduct any investigation as to the occurrence of any event requiring the repurchase of any Receivable pursuant to this Section 3.08.

          SECTION 3.09.  Total and Supplemental Servicing Fees; Payment of
                         -------------------------------------------------
Certain Expenses by Servicer.  The Servicer is entitled to receive the Total
----------------------------
Servicing Fee and Supplemental Servicing Fees out of collections in respect of the Receivables as provided herein. Subject to any limitations on the Servicer's liability hereunder, the Servicer shall be required to pay all expenses incurred by it in connection with its activities under this Agreement (including fees and disbursements of the Issuer, any trustees and independent accountants, taxes imposed on the Servicer, expenses incurred in connection with distributions and reports to Securityholders and all other fees and expenses not expressly stated under this Agreement to be for the account of the Securityholders, but excluding federal, state and local income and franchise taxes, if any, of the Issuer or any Securityholder).

          SECTION 3.10.  Servicer's Certificate.  Not later than 10:00 a.m.
                         ----------------------
(Chicago, Illinois time) on each Determination Date, the Servicer shall deliver to each Trustee and the Rating Agencies a Servicer's Certificate with respect to the immediately preceding Monthly Period executed by the President or any Vice President of the Servicer containing all information necessary to each such party for making the calculations, withdrawals, deposits, transfers and distributions required by Section 4.06, and all information required to be provided to Certificateholders and Noteholders under subsection 4.09(a). Receivables to be purchased by the Servicer under Section 3.08 hereof or Section
5.04 of the Purchase Agreement as of the last day of any Monthly Period shall be identified by Receivable number (as set forth in the Schedule of Receivables).
                                                     -----------------------
With respect to any Receivables for which the Seller is the Owner, the Servicer shall deliver to the Seller such accountings relating to such Receivables and the actions of the Servicer with respect thereto as the Seller may reasonably request.

          SECTION 3.11.  Application of Collections.  For the purposes of this
                         --------------------------
Agreement, as of each Accounting Date, all collections for the related Monthly Period with respect to each Receivable shall be applied by the Servicer as follows:

          (a) All payments by or on behalf of the Obligor (excluding Supplemental Servicing Fees and Investment Earnings) shall be applied (i) first
                                                                          -----
to reduce Outstanding Monthly Advances, if any, with respect to such Receivable, as described in Section 5.06, (ii) second, to the Scheduled Payment for such
                                   ------
Monthly Period with respect to such Receivable, and (iii) third, the remainder
                                                          -----
shall constitute, with respect to such Receivable, a Full Prepayment or Partial Prepayment; and

          (b) A Partial Prepayment made on a Receivable is applied to reduce the final Scheduled Payment and will thereafter, to the extent the Partial Prepayment exceeds the final Scheduled Payment, reduce Scheduled Payments in reverse chronological order beginning with the penultimate Scheduled Payment. The Rebate related to such Partial Prepayment will reduce the final Scheduled Payment and will thereafter, to the extent the Rebate exceeds the final Scheduled Payment, reduce Scheduled Payments in reverse chronological order beginning with the penultimate Scheduled Payment.


                                 ARTICLE IV
             SERVICER'S COVENANTS; DISTRIBUTIONS; RESERVE ACCOUNT;
                STATEMENTS TO NOTEHOLDERS AND CERTIFICATEHOLDERS

          SECTION 4.01.  Annual Statement as to Compliance: Notice of Servicer
                         -----------------------------------------------------
                         Default.
                         -------

          (a) The Servicer shall deliver to each Trustee, on or before February 1 of each year, beginning February 1, 1997, an officer's certificate signed by the President or any Vice President of the Servicer, dated as of the immediately preceding October 31, stating that
(i) a review of the activities of the Servicer during the preceding 12-month period (or, with respect to the first such certificate, such period as shall have elapsed from the Closing Date to the date of such certificate) and of its performance under this Agreement has been made under such officer's supervision,
(ii) to such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such period, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and (iii) the Servicer has complied with the requirements of subclauses
(z)(iii) and (iv) of Section 5.04 hereof. A copy of such certificate may be obtained by any Noteholder or any Certificateholder by a request in writing to the Issuer addressed to the Corporate Trust Office of the Indenture Trustee or the Owner Trustee, respectively.

          (b) The Servicer shall deliver to each Trustee and to the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Default under Section 8.01. The Seller shall deliver to each Trustee, the Servicer and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Default under clause (b) of Section 8.01.

          (c) The Servicer shall deliver prior written notice to the Rating Agencies of the name of the institution, which shall be an Eligible Institution, issuing any standby letter of credit in accordance with clause (z) of Section
5.04 hereof.

          SECTION 4.02.  Annual Independent Accountants' Report.
                         --------------------------------------

          (a) The Servicer shall cause a firm of independent accountants, who may also render other services to the Servicer or the Seller, to deliver to each Trustee and the Rating Agencies, on or before February 1 of each year, beginning February 1, 1997 with respect to the twelve months ended on the immediately preceding October 31, a report (the "ACCOUNTANTS' REPORT") addressed to the board of directors of the Servicer and to each Trustee, to the effect that such firm has audited the financial statements of the Servicer and issued its report thereon and that such audit (i) was made in accordance with generally accepted auditing standards, (ii) included tests relating to Retail Notes serviced for others in accordance with the requirements of the Uniform Single Audit Program for Mortgage Bankers (the "PROGRAM"), to the extent the procedures in the Program are applicable to the servicing obligations set forth in this Agreement and (iii) except as described in the report, disclosed no exceptions or errors in the records relating to Retail Notes serviced for others that, in the firm's opinion, paragraph four of the Program requires such firm to report.

          (b) The Accountants' Report shall also indicate that the firm is independent of the Seller and the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

          (c) A copy of the Accountants' Report may be obtained by any Noteholder or any Certificateholder by a request in writing to the Issuer addressed to the Corporate Trust Office of the Indenture Trustee or the Owner Trustee, respectively.

          SECTION 4.03.  Access to Certain Documentation and Information
                         -----------------------------------------------
Regarding Receivables.  The Servicer shall provide to each Trustee reasonable
---------------------
access to the documentation regarding the Receivables. The Servicer shall provide such access to any Securityholder only in such cases where a Securityholder is required by applicable statutes or regulations to review such documentation. In each case, such access shall be afforded without charge but only upon reasonable request and during normal business hours at offices of the Servicer designated by the Servicer. Nothing in this Section 4.03 shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding Obligors, and the failure of the Servicer to provide access as provided in this Section 4.03 as a result of such obligation shall not constitute a breach of this Section 4.03.

          SECTION 4.04.  Amendments to Schedule of Receivables.  On or before
                         -------------------------------------
each Subsequent Transfer Date occurring during the Funding Period, the Seller will deliver to each Trustee a schedule of the Subsequent Receivables being transferred to the Trust (and such schedule shall be deemed to supplement the

Schedule of Receivables).  If the Servicer, during a Monthly Period, assigns to
-----------------------
a Receivable an account number that differs from the account number previously identifying such Receivable on the Schedule of Receivables, the Servicer shall
                                   -----------------------
deliver to the Seller and each Trustee on or before the Distribution Date related to such Monthly Period an amendment to the Schedule of Receivables to
                                                   -----------------------
report the newly assigned account number. Each such amendment shall list all new account numbers assigned to Receivables during such Monthly Period and shall show by cross reference the prior account numbers identifying such Receivables on the Schedule of Receivables.
       -----------------------

          SECTION 4.05.  Assignment of Administrative Receivables and Warranty
                         -----------------------------------------------------
Receivables.  Upon receipt of the Administrative Purchase  Payment or the
-----------
Warranty Payment with respect to an Administrative Receivable or a Warranty Receivable, respectively, each Trustee shall assign, without recourse, representation or warranty, to the Servicer or the Warranty Purchaser, as applicable, all of such Person's right, title and interest in, to and under (a) such Administrative Receivable or Warranty Receivable and all monies due thereon, (b) the security interests in the related Financed Vehicle and, to the extent permitted by law, any accessions thereto which are financed by NFC, (c) benefits of any lease assignments with respect to the Financed Vehicles, (d) proceeds from any Insurance Policies with respect to such Receivable, (e) proceeds from Dealer Liability with respect to such Receivable, proceeds from any NITC Purchase Obligations with respect to such Receivable and proceeds from any Guaranties of such Receivable, (f) the interests of such Person or the Issuer, as applicable, in certain rebates of premiums and other amounts relating to the Insurance Policies and any document relating thereto and (g) the rights of such Person under the Purchase Agreement and the Custodian Agreement with respect to such Receivable, such assignment being an assignment outright and not for security. Upon the assignment of such Receivable described in the preceding sentence, the Servicer or the Warranty Purchaser, as applicable, shall own such Receivable, and all such security and documents, free of any further obligations to either Trustee or the Securityholders with respect thereto. If in any Proceeding it is held that the Servicer may not enforce a Receivable on the ground that it is not a real party in interest or a holder entitled to enforce the Receivable, the applicable Trustee shall, at the Servicer's expense, take such steps as the Servicer deems necessary to enforce the Receivable, including bringing suit in the name of such Person or the names of the Securityholders.

          SECTION 4.06.  Distributions.
                         -------------

          (a) On or before the day preceding each Determination Date, with respect to the preceding Monthly Period and the related Distribution Date, the Servicer shall calculate the Total Available Amount, Collected Interest, Collected Principal, the Total Servicing Fee, the Aggregate Noteholders' Interest Distributable Amount, the Aggregate Noteholders' Principal Distributable Amount, the Certificateholders' Interest Distributable Amount, the Certificateholders' Principal Distributable Amount and all other amounts required to determine the amounts to be deposited in or paid from each of the Collection Account, the Pre-Funding Account, the Negative Carry Account, the Note Distribution Account, the Certificate Distribution Account and the Reserve Account on the next succeeding Distribution Date.

          (b) On or before the day preceding each Distribution Date, the Indenture Trustee shall cause to be made the following withdrawals, deposits, transfers and distributions in the amounts set forth in the Servicer's Certificate for such Distribution Date pursuant to Section 3.10:

              (i) from the Collection Account to the Servicer, in immediately available funds, reimbursement of Outstanding Monthly Advances pursuant to
Section 5.06, payments of Liquidation Expenses with respect to Receivables which became Liquidating Receivables during the related Monthly Period pursuant to
Section 3.04 and any unpaid Liquidation Expenses from prior periods;

             (ii) from the Pre-Funding Account to the Collection Account, the Investment Earnings on the Pre-Funding Account for the related Monthly Period;

            (iii) from the Negative Carry Account to the Collection Account, the Negative Carry Amount for such Distribution Date; and

             (iv) from the Reserve Account to the Collection Account, the lesser of (A) the amount of cash or other immediately available funds therein on the day preceding such Distribution Date and (B) the amount, if any, by which (I) the sum of the Total Servicing Fee, the Aggregate Noteholders' Interest Distributable Amount, the Certificateholders' Interest Distributable Amount, the Aggregate Noteholders' Principal Distributable Amount and the Certificateholders' Principal Distributable Amount exceeds (II) the sum of the Available Amount for such Distribution Date plus the amounts deposited to the Collection Account on such date pursuant to Sections 4.06(b)(ii) and 4.06(b)(iii) hereof.

          (c) Except as otherwise provided in Section 4.06(d), before 12:00 noon, New York City time, on the day preceding each Distribution Date, the Indenture Trustee (based on the information contained in the Servicer's Certificate delivered on the related Determination Date pursuant to Section 3.10) shall make the following distributions from the Collection Account (after the withdrawals, deposits and transfers specified in Section 4.06(b) have been made) in the following order of priority:

                   (i) first, to the Servicer, to the extent of the Total Available Amount, the Total Servicing Fee;

                  (ii) second, to the Note Distribution Account, to the extent of the Total Available Amount (as such amount has been reduced by the distributions described in clause (c) (i) above), the Aggregate Noteholders' Interest Distributable Amount;

                 (iii) third, to the Certificate Distribution Account, to the extent of the Total Available Amount (as such amount has been reduced by the distributions described in clauses (c) (i) and (ii) above), the Certificateholders' Interest Distributable Amount;

                  (iv) fourth, to the Note Distribution Account, to the extent of the Total Available Amount (as such amount has been reduced by the distributions described in clauses (c) (i), (ii) and (iii) above), the Aggregate Noteholders' Principal Distributable Amount;

                   (v) fifth, to the Certificate Distribution Account, to the extent of the Total Available Amount (as such amount has been reduced by the distributions described in clauses (c) (i) through (iv), inclusive, above), the Certificateholders' Principal Distributable Amount; and

                  (vi) sixth, to the Reserve Account, any portion of the Total Available Amount remaining after the distributions described in clauses (c) (i) through (v), inclusive, above.

          (d) Notwithstanding the foregoing, at any time that the Notes have not been paid in full and the principal balance of the Notes has been declared immediately due and payable following the occurrence of an Event of Default pursuant to Section 5.2 of the Indenture, then until such time as the Notes have been paid in full and the Indenture has been discharged with respect to the Notes or all Events of Default have been cured or waived as provided in Section 5.2(b) of the Indenture, no amounts shall be deposited in or distributed to the Certificate Distribution Account. Any such amounts otherwise distributable to the Certificate Distribution Account shall be deposited instead to the Note Distribution Account as payments of principal on the Notes.

          SECTION 4.07.  Reserve Account.
                         ---------------

          (a) The Servicer, for the benefit of the Securityholders, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account known as the Navistar Financial 1995-B Owner Trust Reserve Account (the "RESERVE ACCOUNT") to include the money and other property deposited and held therein pursuant to this Section 4.07(a), Section 4.07(c), Section 4.06(c) and Section 5.02(a). On the Closing Date, the Seller shall deposit the Reserve Account Initial Deposit with respect to the Closing Date into the Reserve Account. The Reserve Account shall be the property of the Issuer subject to the rights of the Indenture Trustee in the Reserve Account Property.

          (b) If the amount on deposit in the Reserve Account on any Distribution Date (after giving effect to all deposits therein or withdrawals therefrom on such Distribution Date) exceeds the Specified Reserve Account Balance for such Distribution Date, the Servicer shall instruct the Indenture Trustee to distribute an amount equal to any such excess to the Seller. The Seller may at any time, without consent of the Securityholders, sell, transfer, convey or assign in any manner its rights to and interests in distributions from the Reserve Account, including interest earnings thereon, provided that certain conditions are satisfied, including: (i) such action will not result in a reduction or withdrawal of the rating of any class of Notes or Certificates,
(ii) the Seller provides to the Owner Trustee and the Indenture Trustee an opinion of independent counsel that such action will not cause the Trust to be treated as an association (or publicly traded partnership) taxable as a corporation for Federal income tax purposes, and (iii) such transferee or assignee agrees to take positions for tax purposes consistent with the tax positions agreed to be taken by the Seller.

          (c) If the Servicer, pursuant to Section 5.06, determines on any Determination Date that it is required to make a Monthly Advance and does not do so from its own funds, the Servicer shall instruct the Indenture Trustee to withdraw funds from the Reserve Account and deposit them in the Collection Account to cover any shortfall. Such payment shall be deemed to have been made by the Servicer pursuant to Section 5.06 for purposes of making distributions pursuant to this Agreement, but shall not otherwise satisfy the Servicer's obligation to deliver the amount of the Monthly Advances to the Collection Account, and the Servicer shall within two Business Days replace any funds in the Reserve Account so used. The Servicer shall not be entitled to reimbursement for any such deemed Monthly Advances unless and until the Servicer shall have replaced such funds in the Reserve Account.

          SECTION 4.08.  Net Deposits.  At any time that (i) NFC shall be the
                         ------------
Servicer and (ii) the Servicer shall be permitted by Section 5.04 to remit collections on a basis other than a daily basis, the Servicer, the Seller and each Trustee may make any remittances pursuant to this Article IV net of amounts to be distributed by the applicable recipient to such remitting party. Nonetheless, each such party shall account for all of the above described remittances and distributions as if the amounts were deposited and/or transferred separately.

          SECTION 4.09.  Statements to Securityholders.
                         -----------------------------

          (a) On each Distribution Date, the Owner Trustee shall include with each distribution to each Certificateholder, and the Indenture Trustee shall include with each distribution to each Noteholder, a statement (which statement shall also be provided to the Rating Agencies) based on information in the Servicer's Certificate furnished pursuant to Section 3.10. Each such statement to be delivered to Certificateholders shall set forth the following information as to the Certificates with respect to such Distribution Date or the preceding Monthly Period, as applicable, and each such statement to be delivered to Noteholders shall set forth the following information as to the Notes with respect to such Distribution Date or the preceding Monthly Period, as applicable:

                    (i) the amount of the distribution allocable to interest on or with respect to each class of Securities;

                   (ii) the Aggregate Receivables Balance as of the close of business on the last day of such Monthly Period;

                  (iii)  the amount of Outstanding Monthly
Advances with respect to all Receivables on such Distribution Date;

                   (iv) the amount of the Total Servicing Fee paid or payable to the Servicer with respect to the related Monthly Period;

                    (v) the amount of Aggregate Losses for the related Monthly Period;

                   (vi) the Delinquency Percentage for the related
Monthly Period;

                  (vii)  the sum of all Administrative Purchase
Payments and all Warranty Payments made for the related Monthly Period;

                 (viii) the amount of the distribution allocable to principal of each class of Notes and to the Certificate Balance of each class of Certificates;

                   (ix) the Note Principal Balance and the Note Pool Factor for each class of Notes, and the Certificate Balance and the Certificate Pool Factor for each class of Certificates, each after giving effect to all payments reported under (viii) above on such date;

                    (x) the amounts, if any, paid to the Servicer or distributed to Securityholders from amounts on deposit in the Reserve Account;

                   (xi) the amount of the Noteholders' Interest Carryover Shortfall, the Noteholders' Principal Carryover Shortfall, the
Certificateholders' Interest Carryover Shortfall and the Certificateholders' Principal Carryover Shortfall, if any, and the change in such amounts from the preceding Distribution Date;

                  (xii) the balance (if any) of the Reserve Account on such date, after giving effect to distributions, withdrawals, transfers and deposits made on such date, and the change in such balance from that of the prior Distribution Date:

                 (xiii) the Negative Carry Amount and the Investment Earnings on the Pre-Funding Account (if any) for the related Monthly Period and the balance, if any, of the Negative Carry Account on such date, after giving effect to the withdrawals made on such date;

                  (xiv) for Distribution Dates during the Funding Period, the Starting Receivables Balance of all Subsequent Receivables transferred to the Issuer since the preceeding Distribution Date and the remaining Pre-Funded Amount; and

                   (xv) for the first Distribution Date occurring on or after the last day of the Funding Period, the amount of any remaining Pre-Funded Amount that has not been used to fund the purchase of Subsequent Receivables.

Each amount set forth pursuant to clauses (i), (iv), (viii), (x) and (xi) above shall be expressed as a dollar amount per $1,000 of initial Note Principal Balance or the initial Certificate Balance, as applicable. In lieu of preparing and delivering a separate statement to Securityholders pursuant to this Section, a Trustee may deliver a copy of the Servicer's Certificate furnished pursuant to
Section 3.10.

          (b) Within the prescribed period of time for tax reporting purposes after the end of each calendar year during the term of this Agreement, the Servicer shall prepare and execute and the Indenture Trustee and the Owner Trustee shall mail to each Person who at any time during such calendar year shall have been a holder of Notes or Certificates, respectively, and received any payments thereon, a statement prepared and supplied by the Servicer containing the sum of the amounts set forth in each of clauses (i), (iv),
(viii), (x) and (xi), for such calendar year or, if such Person shall have been a Securityholder during a portion of such calendar year and received any payments thereon, for the applicable portion of such year, for the purposes of such Securityholder's preparation of federal income tax returns.

          SECTION 4.10.  Information Provided to Rating Agencies.  In addition
                         ---------------------------------------
to receiving any information or documents required to be delivered to any Rating Agency pursuant to any Basic Document, each Rating Agency may request in writing to the Servicer, and the Servicer shall deliver, reasonable additional information necessary to the Rating Agencies to monitor the Securities. Promptly, but in no event later than five Business Days, after obtaining knowledge of an Insolvency Event with respect to the Servicer, the Seller or the Trust, the Servicer shall deliver to each of the Ratings Agencies notice of such Insolvency Event. Failure by the Servicer to comply with the terms of this
Section 4.10 shall not constitute a "Servicer Default", an "Event of Default" or a default under any Basic Document.


                                 ARTICLE V
           CERTIFICATEHOLDER AND NOTEHOLDER STATEMENTS AND ACCOUNTS;
                COLLECTIONS, DEPOSITS AND INVESTMENTS; ADVANCES

          SECTION 5.01.  Establishment of Accounts.
                         -------------------------

          (a) (i) The Servicer, for the benefit of the Securityholders, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account known as the Navistar Financial 1995-B Owner Trust Collection Account (the "COLLECTION ACCOUNT"), bearing an additional designation clearly indicating that the funds deposited therein are held for the benefit of the Securityholders.

              (ii) The Servicer, for the benefit of the Noteholders, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account known as the Navistar Financial 1995-B Owner Trust Note Distribution Account (the "NOTE DISTRIBUTION ACCOUNT"), bearing an additional designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders.

             (iii) Pursuant to the Trust Agreement, the Servicer, for the benefit of the Certificateholders, shall establish and maintain in the name of the Owner Trustee an Eligible Deposit Account known as the Navistar Financial 1995-B Owner Trust Certificate Distribution Account (the "CERTIFICATE DISTRIBUTION ACCOUNT") bearing an additional designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders.

              (iv) The Servicer, for the benefit of the Noteholders and the Certificateholders, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account known as the Navistar Financial 1995-B Owner Trust Pre-Funding Account (the "PRE-FUNDING ACCOUNT"), bearing an additional designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and the Certificateholders.

               (v) The Servicer, for the benefit of the Noteholders and the Certificateholders, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account known as the Navistar 1995-B Owner Trust Negative Carry Account (the "NEGATIVE CARRY ACCOUNT") bearing an additional designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and the Certificateholders.

          (b) (i) Each of the Designated Accounts shall be initially established with the Indenture Trustee and shall be maintained with the Indenture Trustee so long as (A) the short-term unsecured debt obligations of the Indenture Trustee have the Required Deposit Rating or (B) each of the Designated Accounts are maintained in the corporate trust department of the Indenture Trustee. All amounts held in such accounts (including amounts, if any, which the Servicer is required to remit daily to the Collection Account pursuant to Section 5.03) shall, to the extent permitted by applicable laws, rules and regulations, be invested, at the written direction of the Servicer, by such bank or trust company in Eligible Investments; provided, that funds in the Collection Account in an amount not in excess of 20% of the Aggregate Receivables Balance as of the preceding Accounting Date may be invested in investments which have a rating from Standard & Poor's Ratings Group of "A-1" rather than "A-1+", if such investments otherwise constitute Eligible Investments. Such written direction shall constitute certification by the Servicer that any such investment is authorized by this Section 5.01. Funds deposited in the Reserve Account, the

Negative Carry Account and the Pre-Funding Account shall be invested in Eligible Investments which mature prior to the next Distribution Date except, and then only to the extent, as shall be otherwise permitted by the Rating Agencies. Investments in Eligible Investments shall be made in the name of the Indenture Trustee or its nominee, and such investments shall not be sold or disposed of prior to their maturity. Should the short-term unsecured debt obligations of the Indenture Trustee (or any other bank or trust company with which the Designated Accounts are maintained) no longer have the Required Deposit Rating, then the Servicer shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency shall consent), with the Indenture Trustee's assistance as necessary, cause the Designated Accounts
(A) to be moved to a bank or trust company, the short-term unsecured debt obligations of which shall have the Required Deposit Rating, or (B) to be moved to the corporate trust department of the Indenture Trustee. Except with respect to Investment Earnings on the Pre-Funding Account, Investment Earnings on funds deposited in the Designated Accounts shall be payable to the Seller except when the Indenture Trustee is acting as successor Servicer in which case such Investment Earnings shall be payable to the Indenture Trustee as successor Servicer.

               (ii) With respect to the Designated Account Property, the Indenture Trustee agrees, by its acceptance hereof, that:

          (A) any Designated Account Property that is held in deposit accounts shall be held solely in Eligible Deposit Accounts; and each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Indenture Trustee, and the Indenture Trustee shall have sole signature authority with respect thereto;

          (B) any Designated Account Property that constitutes Physical Property shall be delivered to the Indenture Trustee in accordance with paragraph (i) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Indenture Trustee or a financial intermediary (as such term is defined in Section 8-313(4) of the UCC) acting solely for the Indenture Trustee;

          (C) any Designated Account Property that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with paragraph (ii) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued book-entry registration of such Designated Account Property as described in such paragraph;

          (D) any Designated Account Property that is an "uncertificated security" under Article 8 of the UCC and that is not governed by clause (C) above shall be delivered to the Indenture Trustee in accordance with paragraph
(iii) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued registration of the Indenture Trustee's (or its nominee's) ownership of such security; and

          (E) the Indenture Trustee shall maintain each item of Designated Account Property in the particular Designated Account to which such item originated and shall not commingle items from different Designated Accounts.

          (iii) The Servicer shall have the power, revocable by the Indenture Trustee (or by the Owner Trustee with the consent of the Indenture Trustee) to instruct the Indenture Trustee to make withdrawals and payments from the Designated Accounts for the purpose of permitting the Servicer or the Owner Trustee to carry out its respective duties hereunder or permitting the Indenture Trustee to carry out its duties under the Indenture.

           (iv) The Indenture Trustee shall possess all right, title and interest in and to all funds on deposit from time to time in the Designated Accounts and in all proceeds thereof (except Investment Earnings). Except as otherwise provided herein or in the Indenture, the Designated Accounts shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Securityhol ders.

            (v) The Servicer shall not direct the Indenture Trustee to make any investment of any funds or to sell any investment held in any of the Designated Accounts unless the security interest granted and perfected in such account shall continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person, and, in connection with any direction to the Indenture Trustee to make any such investment or sale, if requested by the Indenture Trustee, the Servicer shall deliver to the Indenture Trustee an Opinion of Counsel, acceptable to the Indenture Trustee, to such effect.

          (c) Pursuant to the Trust Agreement, the Owner Trustee shall possess all right, title and interest in and to all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof. Except as otherwise provided herein or in the Trust Agreement, the Certificate Distribution Account shall be under the sole dominion and control of the Owner Trustee for the benefit of the Certificateholders. If, at any time, the Certificate Distribution Account ceases to be an Eligible Deposit Account, the Servicer shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Certificate Distribution Account as an Eligible Deposit Account and shall cause the Owner Trustee to transfer any cash and/or any investments in the old Certificate Distribution Account to such new Certificate Distribution Account.

          (d) The Indenture Trustee, the Owner Trustee and each other Eligible Deposit Institution with whom a Designated Account or the Certificate Deposit Account is maintained waives any right of set-off, counterclaim, security interest or bankers' lien to which it might otherwise be entitled.

          SECTION 5.02.  Pre-Funding Account.  (a)  On the Closing Date, the
                         -------------------
Owner Trustee will deposit, on behalf of the Seller, in the Pre-Funding Account $70,500,316.57 from the net proceeds of the sale of the Notes and the Certificates. On each Subsequent Transfer Date, the Servicer shall instruct the Indenture Trustee to withdraw from the Pre-Funding Account an amount equal to
(i) the aggregate Starting Receivable Balance of the Subsequent Receivables transferred to the Issuer on such Subsequent Transfer Date less the Reserve Account Initial Deposit for such Subsequent Transfer Date and distribute such amount to or upon the order of the Seller upon satisfaction of the conditions set forth in Section 2.02(b) with respect to such transfer, and (ii) the Reserve Account Initial Deposit with respect to such Subsequent Transfer Date and, on behalf of the Seller, deposit such amount in the Reserve Account.

(b) (i) If the Pre-Funded Amount has not been reduced to zero on or prior to the Distribution Date on which the Funding Period ends (or, if the Funding Period does not end on a Distribution Date, on the first Distribution Date following the end of the Funding Period) and the Pre-Funded Amount is less than or equal to $100,000, the Servicer shall instruct the Indenture Trustee to transfer from the Pre-Funding Account on such Distribution Date any amount then remaining in the Pre-Funding Account to the Note Distribution Account.

       (ii) If the Pre-Funded Amount on the Distribution Date on which the Funding Period ends (or, if the Funding Period does not end on a Distribution Date, on the first Distribution Date following the end of the Funding Period) is greater than $100,000, the Seller, on behalf of the Issuer, will (A) deposit into the Note Distribution Account for each class of Notes (1) the Pre-Funded Percentage for such class of Notes of the amount then remaining in the Pre-Funding Account and (2) amounts equal to the Noteholders' Prepayment Premium for such class of Notes and (B) deposit into the Certificate Distribution Account
(1) an amount equal to the Certificateholders' Pre-Funded Percentage of the amount then remaining in the Pre-Funding Account and (2) an amount equal to the Certificateholders' Prepayment Premium; provided, however, that the Issuer's
                                        --------  -------
obligation to pay the Noteholders' Prepayment Premium and the Certificateholders' Prepayment Premium shall be limited to funds which are received by the Issuer from the Seller pursuant to Section 2.02(c) hereof as liquidated damages for the failure to deliver the Subsequent Receivables, and no other assets of the Trust will be available for making such payments. If the amount of funds available for payment of the Noteholders' Prepayment Premium and the Certificateholders' Prepayment Premium is less than the sum of the Noteholders' Prepayment Premium for each class of Notes and the Certificateholders' Prepayment Premium, then the available funds will be allocated among each class of Notes and the Certificates in accordance with their respective prepayment premiums.

          SECTION 5.03.  Negative Carry Account.  (a) On the Closing Date, the
                         ----------------------
Owner Trustee will deposit, on behalf of the Seller, in the Negative Carry Account $508,924.16 (the "NEGATIVE CARRY ACCOUNT INITIAL DEPOSIT") from the net proceeds of the sale of the Notes and Certificates. On or before the Transfer Date preceding each Distribution Date occurring on or prior to the first Distribution Date that occurs on or after the end of the Funding Period, the Servicer will instruct the Indenture Trustee to withdraw from the Negative Carry Account and deposit into the Collection Account an amount equal to the Negative Carry Amount for such Monthly Period.

          (b) On each Distribution Date during the Funding Period, the Servicer will instruct the Indenture Trustee to withdraw from the Negative Carry Account an amount equal to the excess, if any, of the amount on deposit in the Negative Carry Account over the Required Negative Carry Account Balance and release it to the Seller, and on the Distribution Date on or immediately following the last day of the Funding Period, the Servicer will instruct the Indenture Trustee to withdraw from the Negative Carry Account all amounts remaining on deposit in the Negative Carry Account and release them to the Seller.

          SECTION 5.04.  Collections.  The Servicer shall remit to the
                         -----------
Collection Account all payments by or on behalf of the Obligors on the Receivables, all Insurance Proceeds, all Liquidation Proceeds, proceeds from any Dealer Liability, proceeds from any NITC Purchase Obligations and proceeds from any Guaranties within two Business Days after receipt thereof. Notwithstanding the foregoing, the Servicer shall not be required to remit such collections within such two Business Days but may remit collections received during a Monthly Period to the Collection Account in immediately available funds on the Business Day immediately preceding the related Distribution Date but only for so long as (i) NFC is the Servicer, (ii) (x) the Servicer satisfies the requirements for monthly remittances established by the Rating Agencies initially rating the Securities, and upon the satisfaction of such requirements, the Rating Agencies which initially rated the Securities reaffirm the rating of the Securities at the level at which they would be rated if collections were remitted within two Business Days, (y) the short-term unsecured debt obligations of NFC are rated at least A-1+ by Standard & Poor's Ratings Group and P-1 by Moody's Investors Service, Inc., or (z) a standby letter of credit has been issued by an Eligible Institution to the Indenture Trustee, which letter of credit, as of each date during the period that Seller is making monthly remittances of collections under this Section 5.06, (i) is in full force and effect, (ii) has an expiry date that is at least 30 days after the next succeeding Distribution Date, (iii) has an undrawn amount at least equal to 150% of all Scheduled Payments due with respect to the latest Monthly Period ended prior to the next succeeding Distribution Date, (iv) has an undrawn amount at least equal to 111% of all unremitted collections held by the Servicer at any time, and (v) is drawable by the Indenture Trustee on any Distribution Date upon notice to the issuing Eligible Institution that the Servicer has failed to deposit collections received during the related Monthly Period to the Collection Account as required by this Section 5.04, and (iii) an Event of Default shall not have occurred and be continuing. The Indenture Trustee shall not be deemed to have knowledge of any event or circumstance under clause (iii) of the immediately preceding sentence that would require remittance within two Business Days by the Servicer to the Collection Account unless the Indenture Trustee has received notice of such event or circumstance from the Seller or the Servicer in an Officer's Certificate or from Noteholders whose Notes evidence not less than 25% of the Outstanding Amount of the Notes as of the close of the preceding Distribution Date or from Certificateholders whose Certificates evidence not less the 25% of the Voting Interests thereof or unless a Responsible Officer in the Corporate Trust Office with knowledge hereof and familiarity herewith has actual knowledge of such event or circumstance. For purposes of this Article V the phrase "payments by or on behalf of Obligors" shall mean payments made by Persons other than the Servicer.

          SECTION 5.05.  Investment Earnings and Supplemental Servicing Fees.
                         ---------------------------------------------------
Except as otherwise provided in Section 5.01(b)(1) hereof, the Servicer shall be entitled to receive all

Supplemental Servicing Fees, and the Seller shall be entitled to receive all Investment Earnings (other than Investment Earnings on the Pre-Funding Account), when and as paid without any obligation to (a) either Trustee, (b) with respect to the Supplemental Servicing Fees, the Seller or (c) with respect to the Investment Earnings, the Servicer, in respect thereof. Neither the Servicer nor the Seller will have any obligation to deposit any such amount in any account established hereunder. To the extent that any such amount shall be held in any account held by either Trustee, or otherwise established hereunder, such amount will be withdrawn therefrom and paid to the Servicer or the Seller, as applicable, upon presentation of a certificate signed by a Responsible Officer of such Person setting forth, in reasonable detail, the amount of such Supplemental Servicing Fees or such Investment Earnings, respectively.

          SECTION 5.06.  Monthly Advances.  Subject to the following sentence,
                         ----------------
as of each Accounting Date, if the payments during the related Monthly Period by or on behalf of the Obligor on a Receivable (other than an Administrative Receivable, a Warranty Receivable or a Liquidating Receivable) after application under subsection 3.11(a) shall be less than the Scheduled Payment, whether as a result of any extension granted to the Obligor or otherwise, then the Servicer shall, subject to the following sentence, advance any such shortfall (such amount, a "MONTHLY ADVANCE"). The Servicer shall be obligated to make a Monthly Advance in respect of a Receivable only to the extent that the Servicer, in its sole discretion, shall determine that such advance shall be recoverable (in accordance with the two immediately following sentences) from subsequent collections or recoveries on such Receivable. Subject to Section 4.07(c), the Servicer shall be reimbursed for Outstanding Monthly Advances with respect to a Receivable from the following sources with respect to such Receivable, in each case as set forth in this Agreement: (i) subsequent payments by or on behalf of the Obligor, (ii) collections of Liquidation Proceeds, (iii) the Administrative Purchase Payment and (iv) the Warranty Payment. At such time as the Servicer shall determine that any Outstanding Monthly Advances with respect to any Receivable shall not be recoverable from payments with respect to such Receivable, the Servicer shall be reimbursed from any collections made on other Receivables held by the Issuer.

          SECTION 5.07.  Additional Deposits.  The Servicer shall deposit in the
                         -------------------
Collection Account the aggregate Monthly Advances pursuant to Section 5.06. The Servicer and the Seller shall deposit in the Collection Account the aggregate Administrative Purchase Payments and Warranty Payments with respect to Administrative Receivables and Warranty Receivables, respectively. All such deposits with respect to a Monthly Period shall be made in immediately available funds on the day before the Distribution Date related to such Monthly Period.

                                 ARTICLE VI
                   THE SELLER; REPRESENTATIONS AND WARRANTIES
                         OF THE SELLER AND THE SERVICER

          SECTION 6.01.  Representations and Warranties of the Seller and the
                         ----------------------------------------------------
Servicer.  The Seller and the Servicer each make the following representations
--------
and warranties as to itself on which the Issuer is relying in acquiring the Receivables hereunder and issuing the Securities under the other Further Transfer and Servicing Agreements. The following representations and warranties are made severally by each of the Seller and the Servicer (for purposes of this Section 6.01, each, a "PARTY") and speak as of the Closing Date, in the case of the Initial Receivables, and as of the applicable Subsequent Transfer Date, in the case of the Subsequent Receivables, but shall survive the sale, transfer and assignment of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

          (a) Representations and Warranties as to each Party.
              -----------------------------------------------

          (i) Organization and Good Standing. Such Party has been duly organized
              ------------------------------
and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and had at all relevant times, and now has, power, authority and legal right (A) in the case of the Seller, to acquire and own the Receivables and (B) in the case of the Servicer, to service the Receivables as provided in this Agreement;

          (ii) Due Qualification.  Such Party is duly qualified to do business
               -----------------
as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including, in the case of the Servicer, the servicing of the Receivables as required by this Agreement) requires or shall require such qualification;

          (iii)  Power and Authority.  Such Party (A) has the power and
                 -------------------
authority to execute and deliver the Further Transfer and Servicing Agreements to which it is a party (as used in this Section 6.01(a), the "applicable Further Transfer and Servicing Agreements") and to carry out the respective terms of such agreements and, (B) in the case of the Seller, has the power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer as part of the Owner Trust Estate and has duly authorized such sale and assignment to the Issuer by all necessary corporate action; and the execution, delivery and performance by such Party of the applicable Further Transfer and Servicing Agreements have been duly authorized by such Party by all necessary corporate action;

          (iv) Binding Obligations.  Each applicable Further Transfer and
               -------------------
Servicing Agreement, when duly executed and delivered, shall constitute a legal, valid and binding obligation of such Party enforceable against such Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

          (v) No  Violation.  The consummation by such Party of the transactions
              -------------
contemplated by the applicable Further Transfer and Servicing Agreements and the fulfillment of the terms of such agreements by such Party shall not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of such Party, or any indenture, agreement or other instrument to which such Party is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument, other than the applicable Further Transfer and Servicing Agreements, or violate any law or, to such Party's knowledge, any order, rule or regulation applicable to such Party of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over such Party or any of its properties; and

          (vi) No Proceedings.  There  are no proceedings or, to such Party's
               --------------
knowledge, investigations pending or, to such Party's knowledge, threatened before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over such Party or its properties (i) asserting the invalidity of the applicable Further Transfer and Servicing Agreements, any Securities issued pursuant thereto and, in the case of the Seller, the Custodian Agreement or the Administration Agreement, (ii) seeking to prevent the issuance of such Securities or the consummation of any of the transactions contemplated by the applicable Further Transfer and Servicing Agreements and, in the case of the Seller, the Custodian Agreement or the Administration Agreement, or (iii) seeking any determination or ruling that might materially and adversely affect the performance by such Party of its obligations under, or the validity or enforceability of, such Securities, the applicable Further Transfer and Servicing Agreements or, in the case of the Seller, the Custodian Agreement or the Administration Agreement.

          (b) Representations and Warranties of the Seller Only.
              -------------------------------------------------

          (i) Good Title.  No Receivable has been sold, transferred, assigned or
              ----------
pledged by the Seller to any Person other than the Issuer; immediately prior to the conveyance of the Receivables pursuant to this Agreement the Seller had good and marketable title thereto, free of any Lien (except for any Lien which may have existed in accessions to the Financed Vehicles not financed by NFC); and, upon execution and delivery of this Agreement and each Subsequent Transfer Assignment by the Seller, the Issuer shall have all of the right, title and interest of the Seller in, to and under the applicable Purchased Property free of any Lien (except for any Lien which may exist in accessions to the Financed Vehicles not financed by NFC);

          (ii) All Filings Made.  All filings (including UCC filings) necessary
               ----------------
in any jurisdiction to give the Issuer a first priority perfected security or ownership interest in the Purchased Property (to the extent it constitutes Code Collateral) shall have been made, and the Receivables constitute Code Collateral; and

          (iii)  Valid Sale.  This Agreement, and each Subsequent Transfer
                 ----------
Assignment when duly executed and delivered, shall constitute a valid sale, transfer and assignment of the applicable Purchased Property, enforceable against creditors of and purchasers from the Seller.


          (c) Representations and Warranties of the Servicer Only.
              ---------------------------------------------------

          (i) Liquidation Expenses.  The amounts defined as "Liquidation
              --------------------
Expenses" are a reasonable estimate of such expenses, reasonably related to the Servicer's experience for such expenses in servicing comparable medium and heavy duty truck, bus and trailer receivables.

          (ii) Purchase Agreement Representations.  The representations and
               ----------------------------------
warranties in Sections 3.01 and 3.02 of the Purchase Agreement are true as of the Closing thereunder.

          SECTION 6.02.  Liability of Seller.  The Seller shall be liable in
                         -------------------
accordance with this Agreement only to the extent of the obligations in this Agreement specifically undertaken by the Seller.

          SECTION 6.03.  Merger or Consolidation of, or Assumption of  the
                         -------------------------------------------------
Obligations of, Seller; Amendment of Certificate of Incorporation.
-----------------------------------------------------------------

          (a) Any corporation (i) into which the Seller may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Seller shall be a party, (iii) succeeding to the business of the Seller, or (iv) more than 50% of the voting stock of which is owned directly or indirectly by NIC, which corporation in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Seller under this Agreement, shall be the successor to the Seller under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to
this Agreement.   The Seller shall provide 10 days' prior notice of any merger, consolidation or succession pursuant to this Section 6.03 to the Rating
Agencies.

          (b) The Seller hereby agrees that during the term of this Agreement it shall not amend Articles Third, Fourth, Fifth, Twelfth or Fourteenth of its Restated Certificate of Incorporation without obtaining the prior written consent of the Rating Agencies or without obtaining the prior written consent of Noteholders whose Notes evidence not less than a majority of the Outstanding Amount of the Notes as of the close of the preceding Distribution Date and the prior written consent of the Certificateholders whose Certificates evidence a majority of the Voting Interests of such Certificates as of the close of the preceding Distribution Date; provided, however, the Seller may
                             --------  -------
amend the foregoing Articles of its Restated Certificate of Incorporation without the prior written consent of the Rating Agencies, the Noteholders, the Certificateholders or either Trustee for the purpose of:

          (i) permitting the Seller (A) to enter into an addendum to the Tax Allocation Agreement effective October 1, 1981 among NITC and certain of its subsidiaries, as amended and supplemented (the "Tax Allocation Agreement"), such addendum to be substantially similar to the Fourth Addendum to the Tax Allocation Agreement effective April 26, 1993 among NITC, NFC and Navistar Financial Securities Corporation and (B) to incur other indebtedness where (i) the person to whom the indebtedness is owing has delivered to the corporation an undertaking that it will not institute against, or join any other Person in instituting against, the corporation any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law, and that it will not look to property or assets of the corporation in respect to such obligations, and that such obligations shall not constitute a claim against the corporation in the event that the corporation's assets are insufficient to pay in full such obligations, in each case for one year and one day after the date on which all rated securities issued pursuant to Agreements (other than any such securities held by the corporation) and (ii) the Seller has provided the Rating Agencies prior written notice of the incurrence of such indebtedness; and

          (ii) including within the meaning of "Receivables" as used in the Restated Certificate of Incorporation any instalment sale contracts, loans, notes, leases, accounts or other rights to payment from retail customers in respect of trucks, buses, trailers and related equipment (including notes of dealers and other persons that finance the acquisition by such dealer or other person of a truck, bus, trailer or related equipment that is leased to a third person or persons).

          SECTION 6.04.  Limitation on Liability of Seller and Others.  The
                         --------------------------------------------
Seller and any director or officer or employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement. The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its obligations as Seller of the Receivables under this Agreement and that in its opinion may involve it in any expense or liability.

          SECTION 6.05.  Seller May Own Securities.  Each of the Seller and any
                         -------------------------
Person controlling, controlled by or under common control with the Seller may in its individual or any other capacity become the owner or pledgee of Securities with the same rights as it would have if it were not the Seller or an Affiliate thereof except as otherwise specifically provided herein. Except as otherwise provided herein, Securities so owned by or pledged to the Seller or such controlling or commonly controlled Person shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority or distinction as among all of such Securities.

                                 ARTICLE VII
                       LIABILITIES OF SERVICER AND OTHERS

          SECTION 7.01.  Liability of Servicer; Indemnities.
                         ---------------------------------

          (a) The Servicer shall be liable in accordance with this Agreement only to the extent of the obligations in this Agreement specifically undertaken by the Servicer. Such obligations shall include the following:

          (i) The Servicer shall defend, indemnify and hold harmless each Trustee, the Issuer and the Securityholders from and against any and all costs, expenses, losses, damages, claims and liabilities arising out of or resulting from the use, ownership or operation by the Servicer or any Affiliate thereof of any Financed Vehicle;

          (ii) The Servicer shall indemnify, defend and hold harmless each Trustee and the Issuer from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated in this Agreement, including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but not including any taxes asserted with respect to, and as of the date of, the sale of the Receivables to the Issuer or the issuance and original sale of the Securities, or asserted with respect to ownership of the Receivables, or federal or other income taxes arising out of distributions on the Securities, or any fees or other compensation payable to any such Person) and costs and expenses in defending against the same;

          (iii) The Servicer shall indemnify, defend and hold harmless each Trustee, the Issuer and the Securityholders from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon such Trustee, the Issuer or the Securityholders through the negligence, willful misfeasance or bad faith of the Servicer in the performance of its duties under this Agreement and any other Transfer and Servicing Agreements or by reason of reckless disregard of its obligations and duties under any of the Transfer and Servicing Agreements; and

          (iv) The Servicer (other than the Indenture Trustee in its capacity as successor Servicer pursuant to Section 8.02 hereof) shall indemnify, defend and hold harmless each Trustee and their respective agents, officers, directors and servants, from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with (x) in the case of the Owner Trustee, the Indenture Trustee's performance of its duties under the Basic Documents, (y) in the case of the Indenture Trustee, the Owner Trustee's performance of its duties under the Basic Documents or (z) the acceptance, administration or performance by, or action or inaction of, the applicable Trustee of the trusts and duties contained in this Agreement, the Basic Documents, the Indenture (in the case of the Indenture Trustee), including the administration of the Trust Estate, and the Trust Agreement (in the case of the Owner Trustee), including the administration of the Owner

Trust Estate, except in each case to the extent that such cost, expense, loss, claim, damage or liability: (A) is due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Person seeking to be indemnified, (B) to the extent otherwise payable to the Indenture Trustee, arises from the Indenture Trustee's breach of any of its representations or warranties in Section 6.13 of the Indenture or (C) to the extent otherwise payable to the Owner Trustee, arises from the Owner Trustee's breach of any of its representations or warranties set forth in Section 6.6 of the Trust Agreement.

          (b) Indemnification under this Section 7.01 shall survive the resignation or removal of the Owner Trustee or the Indenture Trustee or the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Servicer has made any indemnity payments pursuant to this Section 7.01 and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts collected to the Servicer, without interest.

          SECTION 7.02.  Merger or Consolidation of, or Assumption of the
                         ------------------------------------------------
Obligations of, the Servicer.  Any corporation (a) into which the Servicer may
----------------------------
be merged or consolidated, (b) resulting from any merger, conversion or consolidation to which the Servicer shall be a party, (c) succeeding to the business of the Servicer, or (d) more than 50% of the voting stock of which is owned directly or indirectly by NIC and which is otherwise servicing the Seller's receivables, which corporation in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Servicer under this Agreement shall be the successor to the Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, notwithstanding anything in this Agreement to the contrary. The Servicer shall provide notice of any merger, consolidation or succession pursuant to this Section 7.02 to the Rating Agencies.

          SECTION 7.03.  Limitation on Liability of Servicer and Others.
                         ----------------------------------------------

          (a) Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Issuer or the Securityholders, except as specifically provided in this Agreement, for any action taken or for refraining from the taking of any action pursuant to the Further Transfer and Servicing Agreements or for errors in judgment; provided,
                                                                     --------
however, that this provision shall not protect the Servicer or any such Person
-------
against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence (except errors in judgment) in the performance of duties or by reason of reckless disregard of obligations and duties under the Further Transfer and Servicing Agreements. The Servicer and any director, officer or employee or agent of the Servicer may rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

          (b)  [RESERVED]

          (c) Except as provided in this Agreement, the Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to service the Receivables in accordance with this Agreement and that in its opinion may involve it in any expense or liability;

provided, however, that the Servicer may undertake any reasonable action that it
--------  -------
may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties to this Agreement and the interests of the Securityholders under this Agreement and the Noteholders and (to the extent expressly provided therein) the Certificateholders under the Indenture and the interests of the Certificateholders under the Trust Agreement. In such event, the legal expenses and costs for such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Issuer and the Servicer shall be entitled to be reimbursed therefor.

          (d) The Applicable Trustee shall distribute out of the Collection Account on a Distribution Date any amounts permitted for reimbursement pursuant to subsection 7.03(c) which have not been previously reimbursed after any deposit to the Reserve Account pursuant to Section 4.06(c)(vi) and before any distribution to the Seller pursuant to Section 4.07(b); provided, however, that
                                                        --------  -------
the Applicable Trustee shall not distribute such amounts if the amount on deposit in the Reserve Account (after giving effect to all deposits and withdrawals pursuant to Sections 4.06(b) and (c) and Section 4.07(c), on such Distribution Date) is greater than zero but less than the Specified Reserve Account Balance for such Distribution Date.

          SECTION 7.04.  Delegation of Duties.  So long as NFC acts as Servicer,
                         --------------------
the Servicer may delegate any duties under this Agreement to any corporation more than 50% of the voting stock of which is owned, directly or indirectly, by NIC. The Servicer may at any time perform specific duties as Servicer through sub-contractors who are in the business of servicing medium and heavy duty truck, bus and trailer receivables; provided, however, that no such delegation
                                    --------  -------
shall relieve the Servicer of its responsibility with respect to such duties; and provided, further, that NFC provides prior written notice to the Rating
    --------  -------
Agencies of such delegation .

          SECTION 7.05.  Servicer Not to Resign.  Subject to the provisions of
                         ----------------------
Section 8.02, the Servicer shall not resign from the obligations and duties imposed on it by this Agreement as Servicer except upon determination that the performance of its duties under this Agreement is no longer permissible under applicable law. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to each Trustee. No such resignation shall become effective until the Indenture Trustee or a successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 8.02.


                                 ARTICLE VIII
                                    DEFAULT

          SECTION 8.01.  Servicer Defaults.  Each of the following shall
                         -----------------
constitute a "SERVICER DEFAULT":

          (a) any failure by the Servicer to deliver to the Indenture Trustee for deposit in any of the Designated Accounts or to the Owner Trustee for deposit in the Certificate Distribution Account any required payment or to direct the Indenture Trustee to make any required distributions therefrom, which failure continues unremedied for a period of five Business Days after written notice is received by the Servicer from the applicable Trustee or after discovery of such failure by an officer of the Servicer;

          (b) failure on the part of the Seller or the Servicer to duly observe or perform in any material respect any other covenants or agreements of the Seller or the Servicer set forth in the Purchase Agreement, this Agreement or any of the other Further Transfer and Servicing Agreements which failure (i) materially and adversely affects the rights of Securityholders, and (ii) continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller or the Servicer, as applicable, by either Trustee, or to the Seller or the Servicer, as applicable, and to either Trustee by Noteholders whose Notes evidence not less than 25% of the Outstanding Amount of the Notes as of the close of the preceding Distribution Date (or, if the Notes have been paid in full, by Certificateholders whose Certificates evidence not less than 25% of the Voting Interests as of the close of the preceding Distribution Date);

          (c) the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator for the Seller or the Servicer, in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of their respective affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

          (d) the consent by the Seller or the Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of or relating to the Seller or the Servicer or of or relating to substantially all of their respective property; or the Seller or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations.

          SECTION 8.02.  Consequences of a Servicer Default.  If a Servicer
                         ----------------------------------
Default shall occur and be continuing, either the Indenture Trustee or the Noteholders whose Notes evidence not less than a majority of the Outstanding Amount of the Notes as of the close of the preceding Distribution Date (or, if the Notes have been paid in full and the Indenture has been discharged in accordance with its terms, by the Owner Trustee or Certificateholders whose Certificates evidence not less than a majority of the Voting Interests as of the close of the preceding Distribution Date) by notice then given in writing to the Servicer and the Owner Trustee (and to the Indenture Trustee if given by the Securityholders) may, in addition to other rights and remedies available in a court of law or equity to damages, injunctive relief and specific performance, terminate all of the rights and obligations of the Servicer under this Agreement. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Securities or the Receivables or otherwise, shall pass to and be vested in the Indenture Trustee pursuant to and under this Section 8.02. The Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents, or otherwise. The Servicer agrees to cooperate with either Trustee in effecting the termination of the responsibilities and rights of the Servicer under this Agreement, including the transfer to either Trustee for administration by it of all cash amounts that shall at the time be held by the Servicer for deposit, or that shall have been deposited by the Servicer in the Collection Account, the Note Distribution Account or the Certificate Distribution Account or thereafter received with respect to the Receivables that shall at that time be held by the Servicer. In addition to any other amounts that are then payable to the Servicer under this Agreement, the Servicer shall be entitled to receive from the successor Servicer reimbursements for any Outstanding Monthly Advances made during the period prior to the notice pursuant to this Section 8.02 which terminates the obligation and rights of the Servicer under this Agreement.

          SECTION 8.03.  Indenture Trustee to Act; Appointment of Successor.  On
                         --------------------------------------------------
and after the time the Servicer receives a notice of termination pursuant to
Section 8.02, the Indenture Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for in this Agreement, and shall be subject to all the responsibilities, restrictions, duties and liabilities relating thereto placed on the Servicer by the terms and provisions of this Agreement;

provided, however, that the predecessor Servicer shall remain liable for, and
--------  -------
the successor Servicer shall have no liability for, any indemnification obligations of the Servicer arising as a result of acts, omissions or occurrences during the period in which the predecessor Servicer was the Servicer; and provided, further, that NFC shall remain liable for all such
              --------  -------
indemnification obligations of the Servicer without regard to whether it is still Servicer hereunder. As compensation therefor, the Indenture Trustee shall be entitled to such compensation (whether payable out of the Collection Account or otherwise) as the Servicer would have been entitled to under this Agreement if no such notice of termination had been given including, but not limited to, the Total Servicing Fee and Supplemental Servicing Fees and shall be entitled to Investment Earnings as set forth in Section 5.01(b)(i) hereof. Notwithstanding the above, the Indenture Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, a successor (i) having a net worth of not less than $100,000,000 and (ii) whose regular business includes the servicing of medium and heavy duty bus, truck and trailer receivables, as the successor to the Servicer under this Agreement in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer under this Agreement.
In connection with such appointment and assumption, the Indenture Trustee may make such arrangements for the compensation of such successor out of payments on Receivables as it and such successor shall agree; provided, however, that no
                                                  --------  -------
such compensation shall be in excess of that permitted the Servicer under this Agreement. The Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

          SECTION 8.04.  Notification to Securityholders.  Upon any termination
                         -------------------------------
of, or appointment of a successor to, the Servicer pursuant to this Article VIII, the Indenture Trustee shall give prompt written notice thereof to the Noteholders and the Rating Agencies and the Owner Trustee shall give prompt written notice thereof to the Certificateholders.

          SECTION 8.05.  Waiver of Past Defaults.  Noteholders whose Notes
                         -----------------------
evidence not less than a majority of the Outstanding Amount of the Notes as of the close of the preceding Distribution Date (or, if all of the Notes have been paid in full and the Indenture has been discharged in accordance with its terms, Certificateholders whose Certificates evidence not less than a majority of the Voting Interests as of the close of the preceding Distribution Date) may, on behalf of all Securityholders, waive any default by the Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to or payments from any of the accounts in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

          SECTION 8.06.  Repayment of Advances.  If the identity of the Servicer
                         ---------------------
shall change, the predecessor Servicer shall be entitled to receive, to the extent of available funds, reimbursement for Outstanding Monthly Advances pursuant to Section 5.06 in the manner specified in Section 4.06, with respect to all Monthly Advances made by such predecessor Servicer.


                                 ARTICLE IX
                                  TERMINATION

          SECTION 9.01.  Optional Purchase of All Receivables.  On the last day
                         ------------------------------------
of any Monthly Period as of which the Aggregate Receivables Balance is 10% or less of the Aggregate Starting Receivables Balance, the Servicer shall have the option to purchase the assets of the Trust other than the Designated Accounts and the Certificate Distribution Account. If the Servicer's long term unsecured debt rating from Moody's Investors Service, Inc. is equal to or higher than Baa3 at the time that it seeks to exercise such option, then to exercise such option, the Servicer shall deposit in the Collection Account an amount equal to the aggregate Administrative Purchase Payments for the Receivables (including Liquidating Receivables), plus the appraised value of any such other property held by the Trust (less the Liquidation Expenses to be incurred in connection with the recovery thereof), such value to be determined by an appraiser mutually agreed upon by the Servicer and each Trustee. If the Servicer's long term unsecured debt rating from Moody's Investors Service, Inc. is less than Baa3 at the time that it seeks to exercise such option, then to exercise such option, the Servicer shall deposit in the Collection Account an amount equal to the appraised value of the Receivables (including Liquidating Receivables), plus the appraised value of any such other property held by the Trust (less the Liquidation Expenses to be incurred in connection with the recovery thereof), such values to be determined by an appraiser mutually agreed upon by the Servicer and each Trustee; provided, that such amount (when added to any funds then on deposit in the Designated Accounts and the Certificate Distribution Account) must be at least equal to the aggregate Redemption Price of the outstanding Notes to be redeemed with such proceeds plus the sum of the Certificate Balance and the Certificateholders' Interest Distributable Amount for the Distribution Date related to the Monthly Period in which such option is exercised. Thereupon, the Servicer shall succeed to all interests in and to the Trust (other than the Designated Accounts and the Certificate Distribution Account).

          SECTION 9.02.  Sale of Assets; Termination.
                         ---------------------------

          (a) Upon any sale or other disposition of the assets of the Trust pursuant to Section 7.2 of the Trust Agreement (an "Insolvency Sale") or Article V of the Indenture (an "Event of Default Sale"), the Servicer shall instruct the Applicable Trustee to deposit the proceeds from such Insolvency Sale or other disposition after all payments and reserves therefrom have been made or, with respect to an Event of Default Sale, the amount specified in clause SECOND of
Section 5.4(b) of the Indenture (in either case, the "INSOLVENCY PROCEEDS") in the Collection Account. On the day preceding the Distribution Date on which the Insolvency Proceeds are deposited in the Collection Account (or, if such proceeds are not so deposited on the day preceding a Distribution Date, on the day preceding the Distribution Date immediately following such deposit), the Servicer shall instruct the Applicable Trustee to make the following deposits (after the application on the day preceding such Distribution Date of the Available Amount and funds on deposit in the Reserve Account pursuant to Sections 4.06 and 4.07) from the Insolvency Proceeds and any funds remaining on deposit in the Reserve Account (including the proceeds of any sale of investments therein as described in the following sentence) in the following priority:

          (i) to the Note Distribution Account, any portion of the Aggregate Noteholders' Interest Distributable Amount not otherwise deposited into the Note Distribution Account on the day preceding such Distribution Date;

          (ii) to the Note Distribution Account, the Aggregate Note Principal Balance (after giving effect to the reduction in the Aggregate Note Principal Balance to result from the deposits made in the Note Distribution Account on the day preceding such Distribution Date and on the day preceding each prior Distribution Date);

          (iii) to the Certificate Distribution Account, any portion of the Certificateholders' Interest Distributable Amount not otherwise deposited into the Certificate Distribution Account on the day preceding such Distribution Date; and

          (iv) to the Certificate Distribution Account, the Certificate Balance (after giving effect to the reduction in the Certificate Balance to result from the deposits made in the Certificate Distribution Account on the day preceding such Distribution Date).

Subject to Section 5.01(b), any investments on deposit in the Reserve Account which shall not mature on or before the day preceding such Distribution Date shall be sold by the Indenture Trustee at such time as shall result in the Indenture Trustee receiving the proceeds from such sale not later than the day immediately preceding such Distribution Date. Any Insolvency Proceeds remaining after the deposits described above shall be paid to the Seller.

          (b) Notice of any termination of the Trust shall be given by the Servicer to each Trustee as soon as practicable after the Servicer has received notice thereof.

          (c) Following the satisfaction and discharge of the Indenture with respect to the Notes, and the payment in full of the principal and interest on the Notes, the Certificateholders shall succeed to the rights of the Noteholders hereunder and the Owner Trustee shall succeed to the rights of, and assume the obligations of, the Indenture Trustee pursuant to this Agreement (subject to the continuing obligations of the Indenture Trustee set forth in Section 4.4 of the Indenture).

          (d) After payment to each Trustee, the Securityholders and the Servicer of all amounts required to be paid under this Agreement, the Indenture and the Trust Agreement, any amounts on deposit in the Reserve Account and the Collection Account (after all other distributions required to be made from such accounts have been made) shall be paid to the Seller and any other assets remaining in the Trust shall be distributed to the Seller.


                                 ARTICLE X
                            MISCELLANEOUS PROVISIONS

          SECTION 10.01.  Amendment.
                          ---------

          (a) This Agreement may be amended by the Seller, the Servicer and the Owner Trustee with the consent of the Indenture Trustee, but without the consent of any of the Securityholders, (i) to cure any ambiguity, (ii) to correct or supplement any provision in this Agreement that may be defective or inconsistent with any other provision in this Agreement or any other Basic Document, (iii) to add or supplement any credit enhancement for the benefit of the Noteholders of any class or the Certificateholders provided that if any such addition shall affect any class of Noteholders or Certificateholders differently than any other class of Noteholders or Certificateholders, respectively, then such addition shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any class of Noteholders or the Certificateholders, (iv) add to the covenants, restrictions or obligations of the Seller, the Servicer, or either Trustee or (v) add, change or eliminate any other provision of this Agreement in any manner that shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of the Securityholders.

          (b) This Agreement may also be amended from time to time by the Seller, the Servicer and the Owner Trustee with the consent of the Indenture Trustee, the consent of Noteholders whose Notes evidence not less than a majority of the Outstanding Amount of the Notes as of the close of the preceding Distribution Date and the consent of Certificateholders whose Certificates evidence not less than a majority of the Voting Interests as of the close of the preceding Distribution Date (which consent, whether given pursuant to this Section 10.01 or pursuant to any other provision of this Agreement, shall be conclusive and binding on such Person and on all future holders of such

Security and of any Security issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Security) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Securityholders; provided, however, that no such
                                                 --------  -------
amendment shall (i)(a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made on any Security, the Interest Rate for any class of Notes, the Pass Through Rate or the Specified Reserve Account Balance or (b) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the holders of all Securities then outstanding or (ii) amend any provision of this Agreement (including, Section 10.06) which requires actions taken under such provision to have the consent of Noteholders whose Notes evidence greater than a majority of the Outstanding Amount of the Notes as of the preceding Distribution Date or of Certificateholders whose Certificates evidence greater than a majority of the Voting Interests as of the close of the preceding Distribution Date, in each case without the consent of the Indenture Trustee and the numbers of Securityholders described in such Section.

          (c) Prior to the execution of any such amendment or consent, the Indenture Trustee shall furnish written notification of the substance of such amendment or consent to the Rating Agencies.

          (d) Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder and the Indenture Trustee shall furnish written notification to each Noteholder.

          (e) It shall not be necessary for the consent of Securityholders pursuant to subsection 10.01(b) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Securityholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Securityholders shall be subject to such reasonable requirements as either Trustee may prescribe, including the establishment of record dates pursuant to paragraph number 2 of the Depository Agreements.

          (f) Prior to the execution of any amendment to this Agreement, each Trustee shall be entitled to receive and rely upon the Opinion of Counsel referred to in subsection 10.02(i) and an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied. Each Trustee may, but shall not be obligated to, enter into any such amendment which affects such Trustee's own rights, duties or immunities under this Agreement or otherwise.

          (g) Each of NFC and the Seller agrees that such Person shall not amend or agree to any amendment of the Purchase Agreement unless such amendment would be permissible under the terms of this Section 10.01 as if this Section 10.01 were contained in the Purchase Agreement.

          SECTION 10.02.  Protection of Title to Owner Trust Estate.
                          -----------------------------------------

          (a) The Seller or the Servicer or both shall execute and file such financing statements and cause to be executed and filed such continuation and other statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Securityholders and the Trustees under this Agreement in the Receivables. The Seller or the Servicer or both shall deliver (or cause to be delivered) to each Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

          (b) Neither the Seller nor the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-402(7) of the UCC, unless it shall have given each Trustee at least 60 days prior written notice thereof.

          (c) Each of the Seller and the Servicer shall give each Trustee at least 60 days prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement. The Servicer shall at all times maintain each office from which it services Receivables and its principal executive office within the United States of America.

          (d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and extensions of any scheduled payments made not less than 45 days prior thereto, and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account, the Note Distribution Account and the Certificate Distribution Account.

          (e) The Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables to the Issuer, the Servicer's master computer records (including any back-up archives) that refer to any Receivable indicate clearly that the Receivable is owned by the Issuer. Indication of the Issuer's ownership of a Receivable shall be deleted from or modified on the Servicer's computer systems when, and only when, the Receivable has been paid in full or repurchased by the Seller or purchased by the Servicer.

          (f) If at any time the Seller or the Servicer proposes to sell, grant a security interest in, or otherwise transfer any interest in medium and heavy duty truck, bus and trailer receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or print-outs (including any restored from back-up archives) that, if they refer in any manner whatsoever to any Receivable, indicate clearly that such Receivable has been sold and is owned by the Issuer unless such Receivable has been paid in full or repurchased by the Seller or purchased by the Servicer.

          (g) The Servicer shall permit each Trustee and their respective agents at any time to inspect, audit and make copies of and abstracts from the Servicer's records regarding any Receivables then or previously included in the Owner Trust Estate.

          (h) The Servicer shall furnish to each Trustee at any time upon request a list of all Receivables then held as part of the Trust, together with a reconciliation of such list to the Schedule of Receivables and to each of the
                                     -----------------------
Servicer's Certificates furnished before such request indicating removal of Receivables from the Trust. Upon request, the Servicer shall furnish a copy of any such list to the Seller. Each Trustee and the Seller shall hold any such list and the Schedule of Receivables for examination by interested parties
             -----------------------
during normal business hours at their respective offices located at the addresses set forth in Section 10.03.

          (i) The Servicer shall deliver to each Trustee promptly after the execution and delivery of this Agreement and of each amendment thereto, an Opinion of Counsel either (a) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of each Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (b) stating that, in the opinion of such counsel, no such action is necessary to preserve and protect such interest.

          (j) To the extent required by law, the Seller shall cause the Securities to be registered with the Securities and Exchange Commission pursuant to Section 12(b) or Section 12(g) of the Exchange Act within the time periods specified in such sections.

          SECTION 10.03.  Notices.  All demands, notices and communications upon
                          -------
or to the Seller, the Servicer, either Trustee or the Rating Agencies under this Agreement shall be delivered as specified in Appendix B hereto.
                                             ----------

          SECTION 10.04.  GOVERNING LAW.  ALL QUESTIONS CONCERNING THE
                          -------------
CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT PROVISION OR RULE (WHETHER OF THE STATE OF ILLINOIS OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF ILLINOIS; PROVIDED, HOWEVER THAT THE DUTIES AND IMMUNITIES OF THE OWNER TRUSTEE HEREUNDER SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.

          SECTION 10.05.  Severability of Provisions.  If any one or more of the
                          --------------------------
covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

          SECTION 10.06.  Assignment.  Notwithstanding anything to the contrary
                          ----------
contained in this Agreement, this Agreement may not be assigned by the Seller without the prior written consent of Noteholders whose Notes evidence not less than 66% of the Outstanding Amount of the Notes as of the close of the preceding Distribution Date and of Certificateholders whose Certificates evidence not less than 66% of the Voting Interests as of the close of the preceding Distribution Date. The Seller shall provide notice of any such assignment to the Rating Agencies.

          SECTION 10.07.  Third-Party Beneficiaries.  This Agreement shall inure
                          -------------------------
to the benefit of and be binding upon the parties hereto, the Securityholders and the Trustees and their respective successors and permitted assigns. Except as otherwise provided in Section 7.01 or in this Article X, no other Person shall have any right or obligation hereunder.

          SECTION 10.08.  Separate Counterparts.  This Agreement may be executed
                          ---------------------
by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          SECTION 10.09.  Headings and Cross-References.  The various headings
                          -----------------------------
in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement.

          SECTION 10.10.  Assignment to Indenture Trustee.  The Seller hereby
                          -------------------------------
acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders and (only to the extent expressly provided in the Indenture) the Certificateholders of all right, title and interest of the Issuer in, to and under the Purchased Property and/or the assignment of any or all of the Issuer's rights and obligations hereunder to the Indenture Trustee.

          SECTION 10.11.  No Petition Covenants.  Notwithstanding any prior
                          ---------------------
termination of this Agreement, the Servicer and the Seller shall not, prior to the date which is one year and one day after the final distribution with respect to the Securities to the Note Distribution Account or the Certificate Distribution Account, as applicable, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

          SECTION 10.12.  Limitation of Liability of the Trustees.
                          ---------------------------------------

          (a) Notwithstanding anything contained herein to the contrary, this Agreement has been acknowledged and accepted by The Bank of New York not in its individual capacity but solely as Indenture Trustee and in no event shall The Bank of New York have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

          (b) Notwithstanding anything contained herein to the contrary, this Agreement has been executed by Chemical Bank Delaware not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Chemical Bank Delaware in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI of the Trust Agreement.

          SECTION 10.13.  Business Day Certificate.
                          ------------------------

          On the Closing Date (with respect to the remainder of calendar year
1995) and thereafter, within 15 days prior to the end of each calendar year while this Agreement remains in effect (with respect to the next succeeding calendar year), the Servicer shall deliver to either Trustee, following receipt of a written request by such Trustee, an Officers' Certificate specifying the days on which banking institutions in Chicago, Illinois are authorized or obligated by law or executed order to be closed.

                                   * * * * *

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                 NAVISTAR FINANCIAL1995-B OWNER TRUST

                                 By:  CHEMICAL BANK DELAWARE, not in its
                                      individual capacity but solely as Owner
                                      Trustee on behalf of the Trust,

                                 By:  /s/ John J. Cashin
                                      ------------------------------
                                      Name:   John J. Cashin
                                      Title:  Senior Trust Officer


                                 NAVISTAR FINANCIAL RETAIL RECEIVABLES
                                 CORPORATION, as Seller


                                 By:  /s/ R. Wayne Cain
                                      -----------------------------------
                                      Name:   R. Wayne Cain
                                      Title:  Vice President


                                 NAVISTAR FINANCIAL CORPORATION, as
                                 Servicer


                                 By:  /s/ R. Wayne Cain
                                      -----------------------------------
                                      Name:   R. Wayne Cain
                                      Title:  Vice President


Acknowledged and Accepted:
THE BANK OF NEW YORK, not in
its individual capacity
but solely as Indenture Trustee,


By:  /s/ Patricia M.F. Russo
     ------------------------------
     Name:  Patricia M.F. Russo
     Title:  Assistant Treasurer

                                   EXHIBIT A

                           FORM OF INITIAL ASSIGNMENT


          For value received, in accordance with the Pooling and Servicing Agreement, dated as of November 1, 1995 (the "Pooling and Servicing Agreement"), among Navistar Financial Corporation, a Delaware corporation ("NFC"), Navistar Financial Retail Receivables Corporation, a Delaware corporation (the "Seller"), and Navistar Financial 1995-B Owner Trust (the "Issuer"), the Seller does hereby sell, assign, transfer and otherwise convey unto the Issuer, without recourse,
                                                             ----------------
all right, title and interest of the Seller in, to and under (i) the Initial Receivables and all monies paid thereon (including Liquidation Proceeds) and due thereunder on and after the Initial Cutoff Date; (ii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Initial Receivables and, to the extent permitted by law, any accessions thereto which are financed by NFC; (iii) the benefits of any lease assignments with respect to the related Financed Vehicles; (iv) any proceeds from any Insurance Policies with respect to the Initial Receivables; (v) any proceeds from Dealer Liability with respect to the Initial Receivables, proceeds from any NITC Purchase Obligations with respect to the Initial Receivables (subject to the limitations set forth in Section 2.04 of the Pooling and Servicing Agreement) and proceeds from any Guaranties of Initial Receivables; (vi) the Purchase Agreement and the Custodian Agreement, including the right of the Seller to cause NFC to perform its obligations thereunder (including the obligation to repurchase Initial Receivables under certain circumstances) and (vii) any proceeds of the property described in clauses (i), (ii), (iii) and (vi) above.

          The foregoing sale does not constitute and is not intended to result in any assumption by the Issuer of any obligation of the undersigned to the Obligors, Dealers, insurers or any other Person in connection with the Initial Receivables, the agreements with Dealers, any Insurance Policies or any agreement or instrument relating to any of them.

          This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Pooling and Servicing Agreement and is to be governed by the Pooling and Servicing Agreement.

          Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                                 *  *  *  *  *

           IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of November 1, 1995.

                                 NAVISTAR FINANCIAL RETAIL RECEIVABLES
                                 CORPORATION


                                 By:  ______________________________
                                      Name:  R. Wayne Cain
                                      Title: Vice President

                                   EXHIBIT B

                         FORM OF SUBSEQUENT ASSIGNMENT


     For value received, in accordance with the Pooling and Servicing Agreement, dated as of November 1, 1995 (the "Pooling and Servicing Agreement"), among Navistar Financial Corporation, a Delaware corporation ("NFC"), Navistar Financial Retail Receivables Corporation, a Delaware corporation (the "Seller") and Navistar Financial 1995-B Owner Trust (the "Issuer"), the Seller does hereby sell, assign, transfer and otherwise convey unto the Issuer, without recourse,
                                                             ----------------
all right, title and interest of the Seller in, to and under (i) the Subsequent Receivables, having an aggregate Receivable Balance equal to $__________________, set forth on the schedule hereto (which shall supplement the Schedule of Receivables) and all monies paid thereon (including Liquidation
    -----------------------
Proceeds) and due thereunder on and after _________________ (the "Subsequent Cutoff Date"); (ii) the security interests in the Financed Vehicles granted by Obligors pursuant to such Subsequent Receivables and, to the extent permitted by law, any accessions thereto which are financed by NFC; (iii) the benefits of any lease assignments with respect to the related Financed Vehicles; (iv) any proceeds from any Insurance Policies with respect to such Subsequent Receivables; (v) any proceeds from Dealer Liability with respect to such Subsequent Receivables, proceeds from any NITC Purchase Obligations with respect to such Subsequent Receivables (subject to the limitations set forth in Section
2.04 of the Pooling and Servicing Agreement) and proceeds from any Guaranties of such Subsequent Receivables; (vi) the Purchase Agreement and the Custodian Agreement, including the right of the Seller to cause NFC to perform its obligations thereunder (including the obligation to repurchase Initial Receivables under certain circumstances) and (vii) any proceeds of the property described in clauses (i), (ii), (iii) and (vi) above.

     The foregoing sale does not constitute and is not intended to result in any assumption by the Issuer of any obligation of the undersigned to the Obligors, Dealers, insurers or any other Person in connection with the Subsequent Receivables assigned hereby, the agreements with Dealers, any Insurance Policies or any agreement or instrument relating to any of them.

     This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Pooling and Servicing Agreement and is to be governed by the Pooling and Servicing Agreement.

     Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                                 *  *  *  *  *

     IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of __________________, 199_.

                                         NAVISTAR FINANCIAL RETAIL RECEIVABLES
                                         CORPORATION



                                         By:  ______________________________
                                              Name:  Phyllis E. Cochran
                                              Title: Vice President

                                 EXHIBIT C
                      LOCATIONS OF SCHEDULE OF RECEIVABLES


                         The Schedule of Receivables is
                             -----------------------
                           on file at the offices of:


          1.   The Indenture Trustee

          2.   The Owner Trustee

          3.   Navistar Financial Corporation

          4.   Navistar Financial Retail Receivables Corporation

                                   APPENDIX A

                              PART I - DEFINITIONS

          All terms defined in this Appendix shall have the defined meanings when used in the Basic Documents, unless otherwise defined therein.

          Accountants' Report: The report described in Section 4.02 of the
          -------------------
Pooling and Servicing Agreement.

          Accounting Date: With respect to a Distribution Date, the last day of
          ---------------
the related Monthly Period.

          Act:  An Act as specified in Section 11.3(a) of the Indenture.
          ---
          Actual Payment:  With respect to a Distribution Date and to a
          --------------
Receivable, all payments received by the Servicer from or for the account of the Obligor during the related Monthly Period (and, in the case of the first Distribution Date occurring after the date such Receivable is transferred to the Trust, all payments received by the Servicer from or for the account of the Obligor on or after the applicable Cutoff Date) except for any Overdue Payments or Supplemental Servicing Fees.

          Administration Agreement:  That certain Administration Agreement,
          ------------------------
dated as of November 1, 1995 among NFC, as Administrator, the Trust and the Indenture Trustee, as amended and supplemented from time to time.

          Administrative Purchase Payment:  With respect to a Distribution Date
          -------------------------------
and to an Administrative Receivable purchased as of the related Accounting Date, a release of all claims for reimbursement of Monthly Advances made on such Administrative Receivable plus a payment equal to the sum of (i) the sum of the Scheduled Payments on such Administrative Receivable due after the Accounting Date minus the Rebate, (ii) any reimbursement made pursuant to the last sentence of Section 5.06 of the Pooling and Servicing Agreement with respect to such Receivable, and (iii) all past due Scheduled Payments with respect to which a Monthly Advance has not been made.

          Administrative Receivable:  A Receivable which the Servicer is
          -------------------------
required to purchase as of an Accounting Date pursuant to Section 3.08 of the Pooling and Servicing Agreement or which the Servicer has elected to repurchase as of an Accounting Date pursuant to Section 9.01 of the Pooling and Servicing Agreement.

          Administrator: NFC or any successor Administrator under the
          -------------
Administration Agreement.

          Affiliate:  With respect to any specified Person, any other Person
          ---------
controlling, controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          Agency Office: The office of the Issuer maintained pursuant Section
          -------------
3.2 of the Indenture.

          Aggregate Losses:  With respect to a Monthly Period, the sum of (i)
          ----------------
the aggregate of the Receivable Balances of all Receivables newly designated during such Monthly Period as Liquidating Receivables, plus (ii) the aggregate principal portion of Scheduled Payments due but not received with respect to all such Receivables prior to the date any such Receivable was designated a Liquidating Receivable minus (iii) Liquidation Proceeds collected during such Monthly Period with respect to all Liquidating Receivables.

          Aggregate Noteholders' Interest Distributable Amount:  With respect to
          ----------------------------------------------------
a Distribution Date, the sum of the Noteholders' Interest Distributable Amounts for all classes of Notes and the Noteholders' Interest Carryover Shortfall as of the preceding Distribution Date.

          Aggregate Noteholders' Principal Distributable Amount:  With respect
          -----------------------------------------------------
to a Distribution Date, the sum of the Noteholders' Principal Distributable Amounts for all classes of Notes and the Noteholders' Principal Carryover Shortfall as of the preceding Distribution Date.

          Aggregate Note Principal Balance:  With respect to the close of a
          --------------------------------
Distribution Date, the sum of the Note Principal Balances for all classes of Notes.

          Aggregate Receivables Balance:  As of any date, the sum of the
          -----------------------------
Receivable Balances of all outstanding Receivables (other than Liquidating Receivables) held by the Trust on such date.

          Aggregate Starting Receivables Balance:  As of any date of
          --------------------------------------
determination, the sum of the Starting Receivable Balances of the Initial Receivables as of the Initial Cutoff Date, which is $454,499,683.43, plus the
                                                                     ----
aggregate Starting Receivable Balances (as of the related Subsequent Cutoff
Date) for all Subsequent Receivables sold to the Issuer on or prior to such date of determination.

          Annual Percentage Rate:  With respect to a Receivable, the annual rate
          ----------------------
of finance charges stated in such Receivable.

          Applicable Trustee:  So long as the Aggregate Note Principal Balance
          ------------------
is greater than zero and the Indenture has not been discharged in accordance with its terms, the Indenture Trustee, and thereafter, the Owner Trustee.

          Assignment: The Assignment described in Section 2.01 of the Purchase
          ----------
Agreement.

          Authorized Officer:  With respect to the Issuer, any officer of the
          ------------------
Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and, so long as the Administration Agreement is in effect, any Vice President or more senior officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the Administration Agreement and who is identified on the list of Authorized Officers delivered by the Administrator to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

          Available Amount:  With respect to a Distribution Date, the sum of the
          ----------------
Collected Interest and the Collected Principal for such Distribution Date.

          Available Purchase Amount:  As of any Subsequent Transfer Date, the
          -------------------------
amount by which $525,000,000 exceeds the Aggregate Starting Receivables Balance on (and before giving effect to any transfers of Receivables on) such Subsequent Transfer Date.

          Basic Documents:  The Certificate of Trust, the Trust Agreement, the
          ---------------
Purchase Agreement, the Assignment, the Pooling and Servicing Agreement, the Subsequent Transfer Assignments, the Custodian Agreement, the Administration Agreement, the Indenture, the Note Depository Agreement, the Certificate Depository Agreement and the other documents and certificates delivered in connection therewith.

          Basic Servicing Fee:  With respect to a Monthly Period, the fee
          -------------------
payable to the Servicer for services rendered during such Monthly Period, which shall be equal to one-twelfth of the Basic Servicing Fee Rate multiplied by the Aggregate Receivables Balance as of the first day of such Monthly Period.

          Basic Servicing Fee Rate:  1.0% per annum.
          ------------------------

          Book-Entry Certificates:  A beneficial interest in the Certificates,
          -----------------------
ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 3.11 of the Trust Agreement.

          Book-Entry Notes:  A beneficial interest in the Notes, ownership and
          ----------------
transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.10 of the Indenture.

          Business Day:  Any day other than a Saturday, a Sunday or any other
          ------------
day on which banking institutions in New York, New York or Chicago, Illinois may, or are required to, remain closed.

          Business Trust Statute:  Chapter 38 of Title 12 of the Delaware Code,
          ----------------------
12 Del. Code (S) 3801 et seq., as the same may be amended from time to time.
   ---------          -------

          Certificate:  Any one of the 6.22% Asset Backed Certificates executed
          -----------
by the Owner Trustee and authenticated by or on behalf of the Owner Trustee in substantially the form set forth in Exhibit A to the Trust Agreement.
                                    ---------

          Certificateholder: A Person in whose name a Certificate is registered
          -----------------
pursuant to the terms of the Trust Agre ement.

          Certificateholders' Interest Carryover Shortfall:  With respect to the
          ------------------------------------------------
close of any Distribution Date, the excess of (i) the Certificateholders' Interest Distributable Amount for such Distribution Date, over (ii) the amount that was actually deposited in the Certificate Distribution Account on the day preceding such current Distribution Date in respect of interest on the Certificates.

          Certificateholders' Interest Distributable Amount:  With respect to
          -------------------------------------------------
any Distribution Date, the sum of (i) the Certificateholders' Monthly Interest Distributable Amount for such Distribution Date,

(ii) the Certificateholders' Interest Carryover Shortfall as of the close of the preceding Distribution Date and (iii) one-twelfth of the Pass Through Rate multiplied by the sum of (a) the Noteholders' Principal Carryover Shortfall as of the preceding Distribution Date and (b) the Certificateholders' Principal Carryover Shortfall as of the close of the preceding Distribution Date.

          Certificateholders' Monthly Interest Distributable Amount:  With
          ---------------------------------------------------------
respect to any Distribution Date, interest equal to one-twelfth of the Pass Through Rate multiplied by the Certificate Balance as of the last day of the related Monthly Period (or, in the case of the first Distribution Date, based on the Certificate Balance as of the Closing Date and pro-rated for the number of days from the Closing Date to but excluding such Distribution Date).

          Certificateholders' Monthly Principal Distributable Amount:  With
          ----------------------------------------------------------
respect to any Distribution Date, the lesser of (i) the Certificateholders' Percentage of the Principal Distributable Amount for such Distribution Date and
(ii) the Certificate Balance as of the close of the preceding Distribution Date.

          Certificateholders' Percentage:  With respect to any Distribution
          ------------------------------
Date, 100% minus the Noteholders' Percentage for such Distribution Date.

          Certificateholders' Prepayment Premium:  An amount equal to the
          --------------------------------------
excess, if any, discounted as described below, of (i) the amount of interest that would have accrued on the Certificateholders' Pre-Funded Percentage of any remaining Pre-Funded Amount (the "Certificate Prepayment Amount") at the Pass-Through Rate during the period commencing on and including the Distribution Date on which such Certificate prepayment amount is required to be deposited in the Certificate Distribution Account pursuant to Section 5.02(b)(ii) of the Pooling and Servicing Agreement to but excluding June 30, 1998, over (ii) the amount of interest that would have accrued on such Certificate Prepayment Amount over the same period at a per annum rate of interest equal to the bond equivalent yield to maturity on the Determination Date preceding such Distribution Date on the
5.125 % U.S. Treasury Notes due June 30, 1998. Such excess shall be discounted on a monthly basis to present value to such Distribution Date at the yield described in clause (ii) above.

          Certificateholders' Principal Carryover Shortfall:  With respect to
          -------------------------------------------------
the close of any Distribution Date, the excess of (i) the Certificateholders' Principal Distributable Amount for such Distribution Date, over (ii) the amount that was actually deposited in the Certificate Distribution Account on the day preceding such current Distribution Date in respect of Certificate Balance.

          Certificateholders' Principal Distributable Amount:  With respect to
          --------------------------------------------------
any Distribution Date, the sum of the Certificateholders' Monthly Principal Distributable Amount for such Distribution Date and any outstanding Certificateholders' Principal Carryover Shortfall as of the close of the preceding Distribution Date. In addition, on the Final Scheduled Distribution Date, the amount required to be distributed to Certificateholders in respect of the Certificate Balance shall include the lesser of (i) the sum of the principal portion of any Scheduled Payments of principal due and remaining unpaid on each Receivable, in each case in the Trust as of the last day of the related Monthly Period, and (ii) the amount that is necessary (after giving effect to the other amounts to be deposited in the Certificate Distribution Account on the day preceding such Distribution Date and allocable to payments in respect of the Certificate Balance) to reduce the Certificate Balance to zero, in either case after giving effect to any required distribution of the Aggregate Noteholders' Principal

Distributable Amount to the Note Distribution Account. In addition, on any Distribution Date on which, after giving effect to all distributions to the Servicer and the Securityholders on such Distribution Date, (i) the outstanding principal balance of the Notes is zero and (ii) the amount on deposit in the Reserve Account is equal to or greater than the Certificate Balance, the Certificateholders' Principal Distributable Amount shall include an amount equal to such Certificate Balance.

          Certificate Balance:  Initially, as of the Closing Date,
          -------------------
$18,375,000.00 (3.5% of the sum of the Initial Aggregate Receivables Balance and the initial Pre-Funded Amount) and, on any Distribution Date thereafter, the initial Certificate Balance, reduced by (i) all distributions in respect of Certificate Balance actually made on or prior to such date to Certificateholders, other than the Certificateholders' Prepayment Premium, (ii) the Noteholders' Principal Carryover Shortfall as of the preceding Distribution Date and (iii) the Certificateholders' Principal Carryover Shortfall as of the preceding Distribution Date.

          Certificate Depository Agreement:  The Agreement, dated as of the
          --------------------------------
Closing Date, among the Trust, the Administrator and The Depository Trust Company (as the initial Clearing Agency), relating to the Certificates and substantially in the form set forth in Exhibit C to the Trust Agreement, as the
                                       ---------
same may be amended and supplemented from time to time.

          Certificate Distribution Account:  The account designated as such,
          --------------------------------
established and maintained pursuant to Section 5.1(a) of the Trust Agreement.

          Certificate of Trust:  The certificate of trust of the Issuer
          --------------------
substantially in the form of Exhibit B to the Trust Agreement to be filed for
                             ---------
the Trust pursuant to Section 3810(a) of the Business Trust Statute.

          Certificate Owner:  With respect to a Book-Entry Certificate, the
          -----------------
Person who is the beneficial owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an Indirect Participant, in each case in accordance with the rules of such Clearing Agency).

          Certificate Pool Factor:  With respect to any Distribution Date, a
          -----------------------
seven-digit decimal figure computed by the Servicer equal to the remaining Certificate Balance as of the close of such Distribution Date divided by the initial Certificate Balance.

          Certificate Register: The register of Certificates specified in
          --------------------
Section 3.4 of the Trust Agreement.

          Certificate Registrar:  The registrar at any time of the Certificate
          ---------------------
Register, appointed pursuant to Section 3.4(a) of the Trust Agreement.

          Class A-1 Notes: The Class A-1 5.75% Asset Backed Notes in the
          ---------------
aggregate principal amount of $122,300,000.00 issued pursuant to the Indenture.

          Class A-2 Notes:  The Class A-2 5.94% Asset Backed Notes in the
          ---------------
aggregate principal amount of $100,000,000.00 issued pursuant to the Indenture.

          Class A-3 Notes:  The Class A-3 6.05% Asset Backed Notes in the
          ---------------
aggregate principal amount of $284,325,000.00 issued pursuant to the Indenture.

          Clearing Agency: An organization registered as a "clearing agency"
          ---------------
pursuant to Section 17A of the Exchange A ct.

          Clearing Agency Participant:  A securities broker, dealer, bank, trust
          ---------------------------
company, clearing corporation or other financial institution or other Person for whom from time to time a Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

          Closing Date:  November 1, 1995.
          ------------

          Code:  The Internal Revenue Code of 1986, as amended from time to
          ----
time, and the Treasury Regulations promulgated thereunder.

          Code Collateral: Any property a security interest in which may be
          ---------------
perfected by filing under the applicable  UCC.

          Collateral: The collateral specified in the Granting Clause of the
          ----------
Indenture.

          Collected Interest:  With respect to any Distribution Date, the sum of
          ------------------
the following amounts with respect to the related Monthly Period, in each case computed in accordance with the actuarial method: (i) that portion of all collections on Receivables (other than Liquidating Receivables) allocable to interest or Prepayment Surplus, (ii) that portion of all Liquidation Proceeds allocable to interest in accordance with the Servicer's customary servicing procedures, (iii) that portion of all Monthly Advances allocable to interest and
(iv) that portion of all Warranty Payments, Administrative Purchase Payments or the Optional Purchase Proceeds allocable to accrued interest or Prepayment Surplus; less an amount equal to the sum of (x) all amounts received on any Receivable (other than a Liquidating Receivable) to the extent of the aggregate Outstanding Monthly Advances of interest with respect to such Receivable and (y) Liquidation Proceeds with respect to a particular Receivable to the extent of the Outstanding Monthly Advances of interest thereon.

          Collected Principal:  With respect to any Distribution Date, the sum
          -------------------
of the following amounts with respect to the related Monthly Period in each case computed in accordance with the actuarial method: (i) that portion of all collections on Receivables (other than Liquidating Receivables) allocable to principal, (ii) that portion of Liquidation Proceeds allocable to principal in accordance with the Servicer's customary servicing procedures, (iii) that portion of all Monthly Advances allocable to principal, (iv) that portion of all Warranty Payments, Administrative Purchase Payments or the Optional Purchase Proceeds allocable to principal, and (v) that portion of all Prepayments allocable to principal; less an amount equal to the sum of (x) amounts received on any Receivable (other than a Liquidating Receivable) to the extent of the aggregate Outstanding Monthly Advances of principal with respect to such Receivable and (y) Liquidation Proceeds with respect to a particular Receivable to the extent of the Outstanding Monthly Advances of principal and amounts representing reimbursement for Liquidation Expenses with respect to such Receivables pursuant to subsection 4.06(b)(i) of the Pooling and Servicing Agreement.

          Collection Account:  The account designated as such, established and
          ------------------
maintained pursuant to Section 5.01(a)(i) of the Pooling and Servicing
Agreement.

          Corporate Trust Office:  With respect to the Indenture Trustee or the
          ----------------------
Owner Trustee, the principal office at which at any particular time the corporate trust business of the Indenture Trustee or Owner Trustee, respectively, shall be administered, which offices at the Closing Date are located, in the case of the Indenture Trustee, at The Bank of New York, 101 Barclay Street, New York, New York, 10286, Attn: Corporate Trust Administration, and in the case of the Owner Trustee, at Chemical Bank Delaware, 1201 Market Street, Wilmington, Delaware 19801, Attn: Corporate Trustee Administration.

          Custodian: NFC, as Servicer, or another custodian named from time to
          ---------
time in the Custodian Agreement.

          Custodian Agreement:  The Custodian Agreement, dated as of November 1,
          -------------------
1995 between the Custodian and the Seller, as amended or supplemented from time to time.

          Cutoff Date:  With respect to an Initial Receivable, the Initial
          -----------
Cutoff Date, and with respect to a Subsequent Receivable, the related Subsequent Cutoff Date.

          Dealer:  (i) A Person with whom NITC has a valid dealer
          ------
sales/maintenance agreement to sell NITC vehicles, (ii) a Person with whom NFC has an agreement to extend new or used truck floor plan financing terms or (iii) a truck, bus, or trailer equipment manufacturer with whom NITC has a valid agreement to sell NITC vehicles.

          Dealer Liability:  With respect to a Receivable, all rights, claims
          ----------------
and actions of NFC against the Dealer which originated the Receivable or which sold the Financed Vehicles(s) which gave rise to such Receivable and any successor Dealer for recourse or reimbursement of any losses, costs or expenses arising as a result of a default by the Obligor on such Receivable.

          Default: Any occurrence that is, or with notice or the lapse of time
          -------
or both would become, an Event of D efault.

          Definitive Certificates: The Certificates specified in Section 3.13 of
          -----------------------
the Trust Agreement.

          Definitive Notes: The Notes specified in Section 2.12 of the
          ----------------
Indenture.

          Delinquency Percentage:  With respect to a Distribution Date, the
          ----------------------
aggregate Remaining Gross Balances of all outstanding Receivables which are 61 days or more past due as of the last day of the related Monthly Period, as determined in accordance with the Servicer's normal practices, expressed as a percentage of the aggregate Remaining Gross Balances of all outstanding Receivables on the last day of such Monthly Period.

          Delivery: When used with respect to Designated Account Property,
          --------
"Delivery" means:

     (i) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(1)(i) of the UCC and are susceptible of physical delivery, transfer thereof to the Indenture Trustee or its nominee or custodian by physical delivery to the Indenture Trustee or its nominee or custodian endorsed to, or registered in the name of, the Indenture Trustee or its nominee or custodian or endorsed in blank, and, with respect to a certificated security (as defined in Section 8-102 of the UCC) transfer thereof
(a) by delivery of such certificated security endorsed to, or registered in the name of, the Indenture Trustee or its nominee or custodian or endorsed in blank to a financial intermediary (as defined in Section 8-313(4) of the UCC) and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Indenture Trustee or its nominee or custodian and the sending by such financial intermediary of a confirmation of the transfer to the Indenture Trustee or its nominee or custodian of such certificated security, or (b) by delivery thereof to a "clearing corporation" (as defined in Section 8-102(3) of the UCC) and the making by such clearing corporation of appropriate entries on its books reducing the appropriate securities account of the transferor and increasing the appropriate securities account of a financial intermediary by the amount of such certificated security, the identification by the clearing corporation of the certificated securities for the sole and exclusive account of the financial intermediary, the maintenance of such certificated securities by such clearing corporation or a "custodian bank" (as defined in Section 8-102(4) of the UCC) or the nominee of either subject to the clearing corporation's exclusive control, the sending of a confirmation by the financial intermediary of the transfer to the Indenture Trustee or its nominee or custodian of such securities and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Indenture Trustee or its nominee or custodian (all of the foregoing, "Physical Property"), and, in any event, any such Physical Property in registered form shall be in the name of the Indenture Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Designated Account Property to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

     (ii) with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable Federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such Designated Account Property to an appropriate book-entry account maintained with a Federal Reserve Bank by a financial intermediary which is also a "depository" pursuant to applicable Federal regulations and issuance by such financial intermediary of a deposit advice or other written confirmation of such book-entry registration to the Indenture Trustee or its nominee or custodian of the transfer to the Indenture Trustee or its nominee or custodian of such book-entry securities; the making by such financial intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations as belonging to the Indenture Trustee or its nominee or custodian and indicating that such custodian holds such Designated Account Property solely as agent for the Indenture Trustee or its nominee or custodian; the making by the Indenture Trustee of entries in its books and records establishing that it holds such Designated Account Property solely as Indenture Trustee under the terms of Section 5.01 of the Pooling and Servicing Agreement; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Designated Account Property to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof; and

     (iii) with respect to any such Designated Account Property that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (ii) above, registration on the books and records of the issuer thereof in the name of the financial intermediary, the sending of a confirmation by the financial intermediary of the transfer to the Indenture Trustee or its nominee or custodian of such uncertificated security and the making by such financial intermediary of entries on its books and records identifying such uncertificated certificates as belonging to the Indenture Trustee or its nominee or custodian.

     Designated Account Property:  The Designated Accounts, all amounts and
     ---------------------------
investments held from time to time in any Designated Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise), including the Reserve Account Initial Deposit, and all proceeds of the foregoing.

     Designated Accounts:  The Collection Account, the Note Distribution
     -------------------
Account, the Reserve Account, the Negative Carry Account and the Pre-Funding Account, collectively.

     Determination Date:  The day that is two Business Days prior to the
     ------------------
Distribution Date.

     Distribution Date:  With respect to a Monthly Period, the 15th day of the
     -----------------
next succeeding calendar month or, if such 15th day is not a Business Day, the next succeeding Business Day, commencing November 15, 1995.

     Distributor:  A distributor of vehicles and equipment not manufactured by
     -----------
NITC.

     Eligible Deposit Account:  Either (i) a segregated account with an Eligible
     ------------------------
Institution or (ii) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account so long as any of the securities of such depository institution have a credit rating from each Rating Agency in one of its generic rating categories for long-term unsecured debt which signifies investment grade.

     Eligible Institution:  A depository institution organized under the laws of
     --------------------
the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), (A) which has either (1) a long-term unsecured debt rating of at least "AAA" from Standard & Poor's Ratings Group and "A2" from Moody's Investors Service, Inc. or (2) a short-term unsecured debt or certificate of deposit rating of at least "A-1+" from Standard & Poor's Ratings Group and "P-1" from Moody's Investors Service, Inc., (B) whose deposits are insured by the FDIC and (C) having a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition.

     Eligible Investments:  Book-entry securities, negotiable instruments or
     --------------------
securities represented by instruments in bearer or registered form which evidence:

     (i) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America;

     (ii) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or State banking or depository institution authorities; provided, however, that at the
                                               --------  -------
time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each of the Rating Agencies at its highest rating for short-term unsecured debt obligations or certificates of deposit granted thereby;

     (iii) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from each of the Rating Agencies at its highest rating for short-term unsecured debt obligations or certificates of deposit granted thereby;

     (iv) investments in money market or common trust funds having a rating from each of the Rating Agencies at its highest rating for short-term unsecured debt obligations or certificates of deposit granted thereby (including funds for which the Indenture Trustee or the Owner Trustee or any of their respective affiliates is investment manager or advisor, so long as such fund shall have such rating);

     (v) bankers' acceptances issued by any depository institution or trust company referred to in clause (ii) above;

     (vi) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with (A) a depository institution or trust company (acting as principal) described in clause (B) or (B) a depository institution or trust company the deposits of which are insured by FDIC; and

     (vii)  any other investment permitted by each of the Rating Agencies.

in each case, other than as permitted by the Rating Agencies, maturing not later than the Business Day immediately preceding the next Distribution Date.

     ERISA:  The Employee Retirement Income Security Act of 1974, as amended.
     -----

     Event of Default:  An event described in Section 5.1 of the Indenture.
     ----------------

     Exchange Act:  The Securities Exchange Act of 1934, as amended.
     ------------

     Executive Officer:  With respect to any corporation, the Chief Executive
     -----------------
Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation; and with respect to any partnership, any general partner thereof.

     Expenses:  The expenses described in Section 6.9 of the Trust Agreement.
     --------

     FDIC:  Federal Deposit Insurance Corporation or any successor agency.
     ----

     Final Scheduled Distribution Date:  With respect to a class of Securities,
     ---------------------------------
the date set forth below opposite such Securities:

             Class A-1 Notes:                 November 15, 1996
             Class A-2 Notes:                 October 15, 1998
             Class A-3 Notes:                 April 15, 2002
             Certificates:                    April 15, 2002


     Financed Vehicle:  A new or used medium or heavy duty truck, bus or
     ----------------
trailer, together with any accessions thereto which were financed by NFC, securing an Obligor's indebtedness under a Receivable. A Receivable may be secured by one or more Financed Vehicles.

     Full Prepayment:  With respect to a Distribution Date, that portion of an
     ---------------
Actual Payment (other than the Scheduled Payment), which with respect to (i) any Receivable, is sufficient to prepay such Receivable in full (after application of the Scheduled Payment), or (ii) a Receivable secured by multiple Financed Vehicles, equals the unpaid principal amount of the Receivable relating to any Financed Vehicle, as determined by the Servicer in accordance with its customary servicing procedures.

     Funding Percentage: With respect to any Distribution Date, the percentage
     ------------------
derived from the fraction the numerator of which is the Pre-Funded Amount and the denominator of which is the sum of the Aggregate Receivables Balance and the Pre-Funded Amount, in each case, as of the last day of the related Monthly Period.

     Funding Period:  The period beginning on and including the Closing Date and
     --------------
ending on the first to occur of (a) the Distribution Date on which the amount on deposit in the Pre-Funding Account (after giving effect to any transfers therefrom in connection with the transfer of Subsequent Receivables to the Issuer on such Distribution Date) is not greater than $100,000, (b) the date on which an Event of Default or a Servicer Default occurs, (c) the date on which an Insolvency Event occurs with respect to the Seller or NFC or (d) the close of business on the January 1996 Distribution Date.

     Further Transfer and Servicing Agreements:  The Pooling and Servicing
     -----------------------------------------
Agreement, including any Subsequent Transfer Assignments, the Trust Agreement and the Indenture.

     Grant:  To mortgage, pledge, bargain, sell, warrant, alienate, remise,
     -----
release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of, the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

     Guaranties:  With respect to any Receivable, personal or commercial
     ----------
guaranties of an Obligor's performance with respect thereto.

     Holder:  The Person in whose name a Note or Certificate is registered on
     ------
the Note Register or the Certificate Register, as applicable.

     Indemnified Parties:  The Persons specified in Section 6.9 of the Trust
     -------------------
Agreement.

     Indenture:  The Indenture, dated as of November 1, 1995 between the Issuer
     ---------
and the Indenture Trustee, as amended and supplemented from time to time.

     Indenture Trustee:  The Bank of New York, a New York banking corporation,
     -----------------
not in its individual capacity but solely as trustee under the Indenture, or any successor trustee under the Indenture.

     Independent:  When used with respect to any specified Person, that the
     -----------
Person (i) is in fact independent of the Issuer, any other obligor upon the Notes, the Seller and any Affiliate of any of the foregoing Persons, (ii) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons and (iii) is not connected with the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

     Independent Certificate:  A certificate or opinion to be delivered to the
     -----------------------
Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in the Indenture and that the signer is Independent within the meaning thereof.

     Indirect Participant:  A securities broker, dealer, bank, trust company or
     --------------------
other Person that clears through or maintains a custodial relationship with a Clearing Agency Participant, either directly or indirectly.

     Initial Cutoff Date.  October 1, 1995.
     -------------------

     Initial Receivables:  The Receivables transferred to the Trust on the
     -------------------
Closing Date.

     Insolvency Event:  With respect to a specified Person, (i) the entry of a
     ----------------
decree or order by a court, agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator for such Person, in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of such Person's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; (ii) the consent by such Person to the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to such Person or of or relating to substantially all of such Person's property, or (iii) such Person shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations.

     Insurance Policy:  With respect to a Receivable, an insurance policy
     ----------------
covering physical damage, credit life, credit disability, theft, mechanical breakdown or similar event to each Financed Vehicle securing such Receivable.

     Insurance Proceeds:  With respect to any Receivable, proceeds of any
     ------------------
Insurance Policy with respect to such Receivable.

     Interest Rate:  With respect to the Class A-1 Notes, 5.75% per annum, with
     -------------
respect to the Class A-2 Notes, 5.94% per annum, and with respect to the Class A-3 Notes, 6.05% per annum.

     Interested Parties:  The Issuer and each other party identified or
     ------------------
described in the Purchase Agreement or the Further Transfer and Servicing Agreements as having an interest as owner, trustee, secured party or Securityholder with respect to the Purchased Property.

     Investment Earnings:  Investment earnings on funds deposited in the
     -------------------
Designated Accounts, net of losses and investment expenses, during the applicable Monthly Period.

     Issuer:  The party named as such in the Pooling and Servicing Agreement and
     ------
in the Indenture until a successor replaces it and, thereafter, means the successor and, for purposes of any provision contained herein and required by the TIA, each other obligor on the Notes.

     Issuer Order and Issuer Request:  A written order or request signed in the
     ------------     --------------
name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

     Lien:  Any security interest, lien, charge, pledge, equity or encumbrance
     ----
of any kind other than liens for taxes not yet due and payable, mechanics' liens, any liens that attach by operation of law, and any liens being contested by appropriate measures.

     Liquidating Receivable:  A Receivable (i) as to which the Servicer (a) has
     ----------------------
reasonably determined, in accordance with its customary servicing procedures, that eventual payment of amounts owing on such Receivable is unlikely, or (b) has repossessed the Financed Vehicle or all Financed Vehicles securing the Receivable or (ii) as to which any related Scheduled Payment is at least 210 days overdue.

     Liquidation Expenses:  With respect to a Liquidating Receivable, an amount
     --------------------
not to exceed $750 (or such greater amount as the Servicer determines necessary in accordance with its customary procedures to refurbish and dispose of a repossessed Financed Vehicle) as an allowance for amounts charged to the account of the Obligor, in keeping with the Servicer's customary procedures, for repossession, refurbishment and disposition of the Financed Vehicle including out-of-pocket costs related to the liquidation.

     Liquidation Proceeds:  With respect to a Liquidating Receivable, all
     --------------------
amounts realized with respect to such Receivables, including benefits of any lease assignments, Insurance Proceeds, proceeds from any Dealer Liability, proceeds from any NITC Purchase Obligations and proceeds from any Guaranties, net of amounts that are required to be refunded to the Obligor on such Receivable.

     Maximum Negative Carry Amount: With respect to any Distribution Date, the
     -----------------------------
product of (i) the excess of (a) the weighted average of the Interest Rates on the Notes and the Pass Through Rate on the Certificates over (b) 2.5%, multiplied by (ii) the amount on deposit in the Pre-Funding Account as of the last day of the related Monthly Period multiplied by (iii) the fraction of a year represented by the number of days until the end of the Funding Period (calculated on the basis of a 360-day year of twelve 30-day months).

     Monthly Advance:  The amount, as of an Accounting Date, which the Servicer
     ---------------
is required to advance on the respective Receivable pursuant to Section 5.06 of the Pooling and Servicing Agreement.

     Monthly Period:  With respect to a Determination Date, a Record Date and a
     --------------
Distribution Date, the calendar month preceding the month in which such date occurs. With respect to an Accounting Date, the calendar month in which such Accounting Date occurs.

     Negative Carry Account:  The account designated as such, established and
     ----------------------
maintained pursuant to Section 5.01(a)(v) of the Pooling and Servicing
Agreement.

     Negative Carry Account Initial Deposit:  Has the meaning set forth in
     --------------------------------------
Section 5.03(a) of the Pooling and Servicing Agreement.

     Negative Carry Amount: With respect to any Distribution Date, the excess
     ---------------------
(if any) between (i) the product of (a) the sum of the Noteholders' Interest Distributable Amount with respect to each class of Notes and the Certificateholders' Interest Distributable Amount for such Distribution Date multiplied by (b) the Funding Percentage for such Distribution Date over (ii) the Investment Earnings on the Pre-Funding Account during the related Monthly Period.

     NIC:  Navistar International Corporation, a Delaware corporation, and its
     ---
successors.

     NFC:  Navistar Financial Corporation, a Delaware corporation, and its
     ---
successors.

     NFRRC:  Navistar Financial Retail Receivables Corporation, a Delaware
     -----
corporation, and its successors.

     NITC:  Navistar International Transportation Corp., a Delaware corporation,
     ----
and its successors.

     NITC Purchase Obligations:  Certain obligations of NITC, subject to
     -------------------------
limitations, to purchase Financed Vehicles securing Liquidating Receivables pursuant to Article VI, "NFC/NITC Retail Repossession Purchase and Remarketing Agreement" and other provisions of the Master Intercompany Agreement by and between NFC and NITC dated as of April 26, 1993, as such Master Intercompany Agreement may be amended, supplemented, restated or otherwise modified.

     Noteholders:  Holders of record of the Notes pursuant to the Indenture and,
     -----------
with respect to any class of Notes, holders of record of such class of Notes pursuant to the Indenture.

     Noteholders' Interest Carryover Shortfall:  As of the close of any
     -----------------------------------------
Distribution Date, the excess of the Aggregate Noteholders' Interest Distributable Amount for such Distribution Date over the amount that was actually deposited in the Note Distribution Account on the day preceding such current Distribution Date in respect of interest.

     Noteholders' Interest Distributable Amount:  With respect to any class of
     ------------------------------------------
Notes and any Distribution Date, the product of (i) the outstanding principal balance of such class of Notes on the preceding Distribution Date after giving effect to all payments of principal in respect of such class of Notes on such preceding Distribution Date (or, in the case of the first Distribution Date, the outstanding principal balance on the Closing Date) and (ii) the product of the Interest Rate for such class and a fraction, the numerator of which is 30, and the denominator of which is 360 (but, in the case of the first Distribution Date, pro-rated for the number of days from the Closing Date to but excluding such Distribution Date).

     Noteholders' Percentage:  100% for each Distribution Date occurring before
     -----------------------
the Distribution Date in November, 1996, 96.5% thereafter until the principal balance of the Class A-3 Notes is paid in full, and zero thereafter; provided,
                                                                     --------
however, that if the amount on deposit in the Reserve Account is less than 1.00%
-------
of the Aggregate Starting Receivables Balance on any Distribution Date, then the Noteholders' Percentage shall mean 100% until all of the Notes are paid in full or the amount on deposit in the Reserve Account equals the Specified Reserve Account Balance.

     Noteholders' Prepayment Premium:  With respect to (i) the Class A-1 Notes,
     -------------------------------
an amount equal to the excess, if any, discounted as described below, of (a) the amount of interest that would have accrued on the Class A-1 Notes' Pre-Funded Percentage of any remaining Pre-Funded Amount (the "Class A-1 Note Prepayment Amount") at the Interest Rate of such class during the period commencing on and including the Distribution Date on which such Class A-1 Note Prepayment Amount is required to be deposited in the Note Distribution Account pursuant to Section 5.02(b)(ii) of the Pooling and Servicing Agreement to but excluding February 29, 1996, over (b) the amount of interest that would have accrued on such Class A-1 Note Prepayment Amount over the same period at a per annum rate of interest equal to the bond equivalent yield to maturity on the Determination Date preceding such Distribution Date on the United States Treasury Bill due February 29, 1996 (such excess to be discounted on a monthly basis to present value to such Distribution Date at the yield described in clause (i)(b) above), (ii) the Class A-2 Notes, an amount equal to the excess, if any, discounted as described below, of (a) the amount of interest that would have accrued on the Class A-2 Notes' Pre-Funded Percentage of any remaining Pre-Funded Amount

(the "Class A-2 Note Prepayment Amount") at the Interest Rate of such class during the period commencing on and including the Distribution Date on which such Class A-2 Note Prepayment Amount is required to be deposited in the Note Distribution Account pursuant to Section 5.02(b)(ii) of the Pooling and Servicing Agreement to but excluding October 31, 1996, over (b) the amount of interest that would have accrued on such Class A-2 Note Prepayment Amount over the same period at a per annum rate of interest equal to the bond equivalent yield to maturity on the Determination Date preceding such Distribution Date on the 6.875% United States Treasury Note due October 31, 1996 (such excess to be discounted on a monthly basis to present value to such Distribution Date at the yield described in clause (ii)(b) above), and (iii) the Class A-3 Notes, an amount equal to the excess, if any, discounted as described below, of (a) the amount of interest that would have accrued on the Class A-3 Notes' Pre-Funded Percentage of any remaining Pre-Funded Amount (the "Class A-3 Note Prepayment Amount") at the Interest Rate of such class during the period commencing on and including the Distribution Date on which such Class A-3 Note Prepayment Amount is required to be deposited in the Note Distribution Account pursuant to Section 5.02(b)(ii) of the Pooling and Servicing Agreement to but excluding April 30, 1998, over (b) the amount of interest that would have accrued on such Class A-3 Note Prepayment Amount over the same period at a per annum rate of interest equal to the bond equivalent yield to maturity on the Determination Date preceding such Distribution Date on the 5.125% United States Treasury Note due April 30, 1998 (such excess to be discounted on a monthly basis to present value to such Distribution Date at the yield described in clause (iii)(b) above).

     Noteholders' Principal Carryover Shortfall:  As of the close of any
     ------------------------------------------
Distribution Date, the excess of Aggregate Noteholders' Principal Distributable Amount for such Distribution Date over the amount that was actually deposited in the Note Distribution Account on the day preceding such current Distribution Date in respect of principal.

     Noteholders' Principal Distributable Amount:  With respect to a class of
     -------------------------------------------
Notes on a Distribution Date, the lesser of (i) the remainder of (A) the Noteholders' Percentage of the Principal Distributable Amount minus (B) the Noteholders' Principal Distributable Amount for each class of Notes then having priority of payment and (ii) the Note Principal Balance with respect to such class of Notes (after giving effect to the distribution to the Noteholders of amounts deposited in the Note Distribution Account on the previous Distribution
Date). In addition, on the Final Scheduled Distribution Date for any class of Notes, the Noteholders' Principal Distributable Amount for such Notes shall include the amount necessary to reduce the Note Principal Balance for such class of Notes to zero.

     Notes:  Collectively, the Class A-1 Notes, the Class A-2 Notes and the
     -----
Class A-3 Notes.

     Note Depository:  The depositary from time to time selected by the
     ---------------
Indenture Trustee on behalf of the Trust in whose name the Notes are registered prior to the issue of Definitive Notes. The first Note Depository shall be Cede & Co., the nominee of the initial Clearing Agency.

     Note Depository Agreement:  The agreement, dated as of the Closing Date,
     -------------------------
among the Issuer, the Indenture Trustee and The Depository Trust Company, as the initial Clearing Agency relating to the Notes, substantially in the form of

Exhibit C to the Indenture, as the same may be amended and supplemented from
---------
time to time.

     Note Distribution Account:  The account designated as such, established and
     -------------------------
maintained pursuant to Section 5.01(a)(ii) of the Pooling and Servicing
Agreement.

     Note Owner:  With respect to a Book-Entry Note, the Person who is the
     ----------
beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an Indirect Participant, in each case in accordance with the rules of such Clearing Agency).

     Note Pool Factor:  With respect to any class of Notes and any Distribution
     ----------------
Date, a seven-digit decimal figure computed by the Servicer which is equal to the Note Principal Balance for such class as of the close of such Distribution Date divided by the initial Note Principal Balance for such class.

     Note Principal Balance:  With respect to any class of Notes and any
     ----------------------
Distribution Date, the initial aggregate principal balance of such class of Notes, reduced by all previous payments to the Noteholders of such class in respect of principal of such Notes, other than the Noteholders' Prepayment Premium.

     Note Register:  With respect to any class of Notes, the register of such
     -------------
Notes specified in Section 2.4 of the Indenture.

     Note Registrar:  The registrar at any time of the Note Register, appointed
     --------------
pursuant to Section 2.4 of the Indenture.

     Obligor:  With respect to any Receivable, the purchaser or any co-purchaser
     -------
of the related Financed Vehicle or Financed Vehicles or any other Person, other than the maker of any Guaranty, who owes payments under a Receivable.

     Officer's Certificate:  A certificate signed by any Authorized Officer of
     ---------------------
the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 of the Indenture, and delivered to the Indenture Trustee. Unless otherwise specified, any reference in the Indenture to an officer's certificate shall be to an Officer's Certificate of any Authorized Officer of the Issuer.

     Opinion of Counsel:  A written opinion of counsel, who may, except as
     ------------------
otherwise expressly provided, be an employee of the Seller or the Servicer. In addition, for purposes of the Indenture: (i) such counsel shall be satisfactory to the Indenture Trustee; (ii) the opinion shall be addressed to the Indenture Trustee as Trustee and (iii) the opinion shall comply with any applicable requirements of Section 11.1 of the Indenture and shall be in form and substance satisfactory to the Indenture Trustee.

     Optional Purchase Percentage:  10%.
     ----------------------------

     Optional Purchase Proceeds: The amount specified in the second sentence
     --------------------------
     of subsection 9.01(a) of the Pooling and Servicing Agreement.

     Outstanding:  With respect to the Notes, as of the date of determination,
     -----------
all Notes theretofore authenticated and delivered under the Indenture except:

          (i) Notes theretofore cancelled by the Indenture Trustee or delivered to the Indenture Trustee for cancellation;

          (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes; provided, however, that
                                                         --------  -------
if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture or provision therefor, satisfactory to the Indenture Trustee, has been made; and

          (iii) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

provided, however, that in determining whether the Holders of the requisite
--------  -------
Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Basic Document, Notes owned by the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Indenture Trustee knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgor's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons.

     Outstanding Amount:  As of any date, the aggregate principal amount of all
     ------------------
Notes, or a class of Notes, as applicable, Outstanding at such date. Payment of Noteholders' Prepayment Premium to Holders of Outstanding Notes will not reduce the Outstanding Amount of such Notes.

     Outstanding Monthly Advances:  As of an Accounting Date with respect to a
     ----------------------------
Receivable, the sum of all Monthly Advances made as of or prior to such Accounting Date minus all payments or collections as of or prior to such Accounting Date which are specified in Section 5.06 of the Pooling and Servicing Agreement as reducing Outstanding Monthly Advances with respect to such Receivable.

     Overdue Payment:  With respect to a Distribution Date and to a Receivable,
     ---------------
all payments received during the related Monthly Period in excess of any Supplemental Servicing Fees, to the extent of the Outstanding Monthly Advances relating to such Receivable.

     Owner:  For purposes of the Purchase Agreement, the Custodian Agreement and
     -----
the Pooling and Servicing Agreement, the "Owner" of a Receivable shall mean (i) NFRRC until the execution and delivery of the Further Transfer and Servicing Agreements and (ii) thereafter, the Issuer; provided, that NFC or NFRRC, as applicable, shall be the "Owner" of any Receivable from and after the time that such Person shall acquire such Receivable, whether pursuant to Section 5.04 of the

Purchase Agreement, Section 3.08 of the Pooling and Servicing Agreement, any other provision of the Further Transfer and Servicing Agreements or otherwise.

     Owner Trust Estate:  All right, title and interest of the Trust in and to
     ------------------
the property and rights assigned to the Trust pursuant to Article II of the Pooling and Servicing Agreement, all funds on deposit from time to time in the Collection Account and the Certificate Distribution Account and all other property of the Trust from time to time, including any rights of the Owner Trustee and the Trust pursuant to the Pooling and Servicing Agreement and the Administration Agreement.

     Owner Trustee:  Chemical Bank Delaware, a Delaware banking corporation, not
     -------------
in its individual capacity but solely as trustee under the Trust Agreement, or any successor trustee under the Trust Agreement.

     Partial Prepayment:  With respect to a Distribution Date and to any
     ------------------
Receivable, the portion of an Actual Payment in excess of the Scheduled Payment which equals one or more future Scheduled Payments but does not constitute a Full Prepayment and results in a Rebate in accordance with the Servicer's customary procedures.

     Party:  A Party as defined in Section 6.01 of the Pooling and Servicing
     -----
Agreement.

     Pass Through Rate:  6.22% per annum.
     -----------------

     Paying Agent:  With respect to the Indenture, the Indenture Trustee or any
     ------------
other Person that meets the eligibility standards for the Indenture Trustee specified in Section 6.11 of the Indenture and is authorized by the Issuer to make the payments to and distributions from the Collection Account and the Note Distribution Account, including payment of principal of or interest on the Notes on behalf of the Issuer. With respect to the Trust Agreement, any paying agent or co-paying agent appointed pursuant to Section 3.9 of the Trust Agreement that meets the eligibility standards for the Owner Trustee specified in Section 6.13 of the Trust Agreement, and initially Chemical Bank.

     Person:  Any legal person, including any individual, corporation,
     ------
partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Physical Property:  The property described as such in the definition of
     -----------------
"Delivery."

     Pooling and Servicing Agreement:  The Pooling and Servicing Agreement,
     -------------------------------
dated as of November 1, 1995, among NFC, the Seller and the Issuer, as amended and supplemented from time to time.

     Predecessor Note:  With respect to any particular Note, every previous Note
     ----------------
evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.5 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

     Pre-Funding Account:  The account designated as such, established and
     -------------------
maintained pursuant to Section 5.02(a) of the Pooling and Servicing Agreement.

     Pre-Funding Account Property:    As defined in the Granting Clause of the
     ----------------------------
Indenture.

     Pre-Funded Amount:  With respect to any Distribution Date, the amount on
     -----------------
deposit in the Pre-Funding Account.

     Pre-Funded Percentage:  With respect to a class of Notes or the
     ---------------------
Certificates, the quotient (expressed as a percentage) of (i) the initial principal balance of such class of Notes or the Certificate Balance as of the Closing Date, as the case may be, and (ii) the sum of the initial principal balance of each class of Notes and the Certificate Balance as of the Closing Date.

     Prepayment:  With respect to a Distribution Date and to a Receivable, the
     ----------
portion of an Actual Payment in excess of the Scheduled Payment.

     Prepayment Surplus:  With respect to any Distribution Date on which a
     ------------------
Prepayment is to be applied with respect to a Receivable, that portion of such Prepayment, net of any Rebate to the Obligor of the portion of the Scheduled Payments attributable to unearned finance charges, which is not allocable to principal in accordance with the actuarial method.

     Principal Distributable Amount:  With respect to any Distribution Date, the
     ------------------------------
sum of: (i) the principal portion of all Scheduled Payments due with respect to the related Monthly Period on the Receivables held by the Trust (other than Liquidating Receivables), (ii) the principal portion of all Prepayments received during the related Monthly Period (except to the extent included in (i) above) and (iii) the Receivable Balance of each Receivable that the Servicer purchased, the Seller repurchased or that became a Liquidating Receivable during the related Monthly Period (except to the extent included in (i) or (ii) above).

     Proceeding:  Any suit in equity, action at law or other judicial or
     ----------
administrative proceeding.

     Program:  As defined in subsection 4.02(a) of the Pooling and Servicing
     -------
Agreement.

     Purchase Agreement:  The Purchase Agreement, dated as of November 1, 1995,
     ------------------
between NFC and the Seller, as amended and supplemented from time to time.

     Purchase Price:  As defined in subsection 2.02 of the Purchase Agreement.
     --------------

     Purchased Property:       As of any date, means all of the Receivables and
     ------------------
the Related Security transferred by NFC to NFRRC pursuant to Section 2.01 of the Purchase Agreement as of such date.

     Rating Agencies:  As of any date, the nationally recognized statistical
     ---------------
rating organizations requested by the Seller to provide ratings on the Securities which are rating the Securities on such date.

     Rating Agency Condition:  With respect to any action, the condition that
     -----------------------
each Rating Agency shall have been given at least 10 days (or such shorter period as is acceptable to each Rating

Agency) prior notice thereof and that each of the Rating Agencies shall have notified the Seller, the Servicer and the Issuer in writing that such action shall not result in a downgrade or withdrawal of the then current rating of the Securities.

     Rebate:  With respect to a given date and to a Receivable, the rebate under
     ------
such Receivable that is or would be payable to the Obligor for unearned finance charges or any other charges that are or would be subject to a rebate to the Obligor upon the payment of a Partial Prepayment or a Full Prepayment.

     Receivable:  A Retail Note secured by one or more Financed Vehicles that is
     ----------
transferred to the Trust pursuant to the Pooling and Servicing Agreement and all rights and obligations thereunder.

     Receivable Balance:  With respect to any Receivable, as of an Accounting
     ------------------
Date, the Starting Receivable Balance thereof minus the sum of the following amounts, in each case computed in accordance with the actuarial method: (i) that portion of all Scheduled Payments allocated to principal due on or after the Cutoff Date and on or prior to the Accounting Date, (ii) that portion of all Warranty Payments or Administrative Purchase Payments allocated to principal,
(iii) that portion of all Prepayments allocated to principal, and (iv) that portion of the following received and allocated to principal by the Servicer: benefits of any lease assignments, proceeds from any Insurance Policies, Liquidation Proceeds, proceeds from any Dealer Liability, proceeds from any NITC Purchase Obligations and proceeds from any Guaranties.

     Receivable File:  The documents listed in Section 2.02 of the Pooling and
     ---------------
Servicing Agreement pertaining to a particular Receivable.

     Record Date:  (i) with respect to the Notes and with respect to any
     -----------
Distribution Date, the close of business on the day immediately preceding such Distribution Date, or if Definitive Notes are issued, the last day of the preceding Monthly Period; and (ii) with respect to the Certificates and with respect to any Distribution Date, the close of business on the day immediately preceding such Distribution Date, or if Definitive Certificates are issued, the last day of the preceding Monthly Period.

     Redemption Date:  The Distribution Date specified by the Servicer or the
     ---------------
Issuer pursuant to Section 10.1(a) or (b) of the Indenture, as applicable,.

     Redemption Price:  (i) in the case of a redemption of the Notes pursuant to
     ----------------
Section 10.1(a) of the Indenture, an amount equal to the aggregate of the Outstanding Amount of the Notes, together with all accrued and unpaid interest thereon as of the Redemption Date or (ii) in the case of a payment made to Noteholders pursuant to Section 10.1(b) of the Indenture, the amount on deposit in the Note Distribution Account, but not in excess of the amount specified in clause (i) above.

     Registered Holder:  The Person in whose name a Note is registered on the
     -----------------
Note Register on the applicable Record Date.

     Remaining Gross Balance:  With respect to any Receivable (other than a
     -----------------------
Liquidating Receivable) and as of an Accounting Date, the Starting Gross Receivable Balance thereof minus the sum of (i) the portion of all Actual
                           -----
Payments with respect to such Receivable, (ii) any Warranty

Payment or Administrative Purchase Payment with respect to any such Receivable,
(iii) any Prepayments applied to reduce the Starting Gross Receivable Balance of any such Receivable and (iv) proceeds from any Insurance Policies with respect to such Receivable, plus for any Receivable not classified by the Servicer as a
                    ----
"finance charge - included contract," the portion of the payments specified in the preceding clauses (i), (ii), (iii) or (iv) above allocable in accordance with the actuarial method to finance charges; provided, however, that the Remaining Gross Balance of any Receivable that has been designated a Liquidating Receivable during the related Monthly Period shall equal zero.

     Repurchase Event:  A Repurchase Event described in Section 5.04 of the
     ----------------
Purchase Agreement.

     Required Negative Carry Account Balance: As of any Determination Date, an
     ---------------------------------------
amount equal to the lesser of (a) the Negative Carry Account Initial Deposit minus all previous withdrawals from the Negative Carry Account (other than Investment Earnings, if any, withdrawn to pay the Seller pursuant to Section 5.03(b) of the Pooling and Servicing Agreement) and (b) the Maximum Negative Carry Amount as of such date.

     Required Deposit Rating:  A rating on short-term unsecured debt obligations
     -----------------------
of P-1 by Moody's Investors Service, Inc. and A-1+ by Standard & Poor's Ratings Group. Any requirement that short-term unsecured debt obligations have the "Required Deposit Rating" shall mean that such short-term unsecured debt obligations have the foregoing required ratings from each of such rating agencies.

     Reserve Account:  The account designated as such, established and
     ---------------
maintained pursuant to Section 4.07(a) of the Pooling and Servicing Agreement.

     Reserve Account Initial Deposit:  (a)  With respect to the Closing Date,
     -------------------------------
cash or Eligible Investments having a value of at least $24,997,482.59, and (b) with respect to each Subsequent Transfer Date, cash or Eligible Investments having a value of at least equal to 5.50% of the aggregate Starting Receivable Balance of the Subsequent Receivables transferred to the Issuer on such Subsequent Transfer Date, which shall be deposited in the Reserve Account on such Subsequent Transfer Date pursuant to Section 5.02(a) of the Pooling and Servicing Agreement.

     Reserve Account Property:  As defined in the Granting Clause of the
     ------------------------
Indenture.

     Responsible Officer:  With respect to the Indenture Trustee or the Owner
     -------------------
Trustee, any officer within the Corporate Trust Office of such trustee, and, with respect to the Servicer, the President, any Vice President, Assistant Vice President, Secretary, Assistant Secretary or any other officer or assistant officer of such Person customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the partic ular subject.

     Retail Note:  A retail instalment sale contract for, or retail loan
     -----------
evidenced by a note and secured by, one or more new or used medium or heavy duty trucks, buses or trailers.

     Retained Certificates:  The Certificates retained by the Seller pursuant to
     ---------------------
Section 3.10 of the Trust Agreement, with an initial Certificate Balance of $185,000.00.

     Schedule of Receivables:  The schedule of all Receivables transferred to
     -----------------------
the Trust, annexed to the Pooling and Servicing Agreement and on file at the locations listed on Exhibit C to the Pooling and Servicing Agreement, as it may
                    ---------
be amended from time to time in accordance with any Subsequent Transfer Assignment or the Pooling and Servicing Agreement.

     Scheduled Payment:  A payment which (i) is in the amount required under the
     -----------------
terms of a Receivable in effect as of its applicable Cutoff Date, except, in the case of any Receivable secured by more than one Financed Vehicle, including any changes in the terms of such Receivable resulting from a Full Prepayment with respect to any Financed Vehicle related thereto, (ii) is payable by the Obligor and (iii) includes finance charges equivalent to the Annual Percentage Rate. When Scheduled Payment is used with reference to a Distribution Date, it means the payment which is due in the related Monthly Period; provided, however, that
                                                        --------  -------
in the case of the first Distribution Date after the date such Receivable is transferred to the Trust, the Scheduled Payment shall include all such payments due from the Obligor on or after its applicable Cutoff Date.

     Secretary of State:  The Secretary of State of the State of Delaware.
     ------------------

     Securities:  The Notes and the Certificates.
     ----------

     Securities Act:  The Securities Act of 1933, as amended.
     --------------

     Securityholder:  Any of the Noteholders or Certificateholders.
     --------------

     Seller:  The Person executing the Pooling and Servicing Agreement as the
     ------
Seller, or its successor in interest pursuant to Section 6.03 of the Pooling and Servicing Agreement.

     Servicer:  The Person executing the Pooling and Servicing Agreement as the
     --------
Servicer, or its successor in interest pursuant to Section 7.02 of the Pooling and Servicing Agreement.

     Servicer Default:  An event described in Section 8.01 of the Pooling and
     ----------------
Servicing Agreement.

     Servicer's Certificate:  A certificate, completed by and executed on behalf
     ----------------------
of the Servicer, in accordance with Section 3.10 of the Pooling and Servicing Agreement.

     Specified Reserve Account Balance:  with respect to any Distribution Date
     ---------------------------------
means the lesser of (i) the sum of the aggregate Note Principal Balance for all classes of Notes and the Certificate Balance and (ii) the greater of:

     (a) the sum of 5.50% of the Aggregate Receivables Balance as of the close of business on the last day of the related Monthly Period plus 5.50% of the aggregate Starting Receivables Balance of all Subsequent Receivables acquired after the related Accounting Date and on or before such Distribution Date, except that if on any Distribution Date (i) the product (expressed as a
------
percentage) of (A) twelve and (B) a fraction, the numerator of which is equal to the sum of the Aggregate Losses plus Liquidation Proceeds for each of the Monthly Periods which are the fifth, fourth and third Monthly Periods preceding the Monthly Period related to such Distribution Date, minus the sum of the Liquidation Proceeds for the Monthly Periods which are the first, second and third Monthly Periods preceding the Monthly Period related to such Distribution Date, and the denominator of which is the sum of the Remaining Gross Balances of all outstanding Receivables as of the last day of each of the sixth, fifth and fourth Monthly Periods preceding the Monthly Period related to such Distribution Date, exceeds 1.5% or (ii) the average of the Delinquency Percentages for the preceding three months exceeds 2.0%, then the percentage of the Aggregate Receivables Balance and of the aggregate Starting Receivables Balance of all Subsequent Receivables acquired after the related Accounting Date and on or before such Distribution Date, in each case as referred to in this clause (a), shall be equal to 10%; and

     (b) 2.1% of the Aggregate Starting Receivables Balance.

     Starting Gross Receivable Balance:  With respect to any Receivable as of
     ---------------------------------
the applicable Cutoff Date, the Starting Receivable Balance plus, in the case of Receivables classified by the Servicer as "finance charge - included contracts," the finance charges included in the Scheduled Payments.

     Starting Receivable Balance:  With respect to a Receivable, the aggregate
     ---------------------------
principal amount advanced under such Receivable toward the purchase price of the Financed Vehicle or Financed Vehicles, including insurance premiums, service and warranty contracts, federal excise and sales taxes and other items customarily financed as part of a Retail Note and related costs, less payments received from the Obligor prior to the Cutoff Date with respect to such Receivable allocable on the basis of the actuarial method to principal.

     State:  Any one of the 50 States of the United States of America or the
     -----
District of Columbia.

     Subsequent Cutoff Date:  Any date designated by the Seller within the
     ----------------------
period beginning on the first day of the Monthly Period preceeding the Monthly Period in which the related Subsequent Transfer Date occurs and ending on the Subsequent Transfer Date.

     Subsequent Receivables:  The Receivables transferred  from the Seller to
     ----------------------
the Issuer pursuant to Section 2.02 of the Pooling and Servicing Agreement, which shall be listed on a schedule to the related Subsequent Transfer Assignment.

     Subsequent Receivables Purchase Price:   The amount described in Section
     -------------------------------------
2.02 of the Purchase Agreement.

     Subsequent Transfer Assignment:  With respect to Subsequent Receivables
     ------------------------------
transferred to the Issuer pursuant to Section 2.02 of the Pooling and Servicing Agreement, has the meaning assigned thereto in Section 2.02(a) of the Pooling and Servicing Agreement.

     Subsequent Transfer Date:  Any date during the Funding Period on which
     ------------------------
Subsequent Receivables are to be transferred to the Issuer and a related Subsequent Transfer Assignment is executed and delivered to the Owner Trustee and the Indenture Trustee pursuant to Section 2.02 of the Pooling and Servicing Agreement.

     Supplemental Servicing Fee:  All late fees, prepayment charges and other
     --------------------------
administrative fees and expenses or similar charges allowed by applicable law with respect to Receivables, collected (from whatever source) on the Receivables held by the Trust during the applicable Monthly Period.

     Temporary Notes:  The Notes specified in Section 2.3 of the Indenture.
     ---------------

     Total Available Amount:  With respect to a Distribution Date, the sum of
     ----------------------
the Available Amount, all amounts deposited to the Collection Account pursuant to Sections 4.06(b)(ii) and 4.06(b)(iii) of the Pooling and Servicing Agreement for such Distribution Date and the amount of all cash and other immediately available funds in the Reserve Account immediately prior to such date.

     Total Servicing Fee:  The sum of the Basic Servicing Fee and any unpaid
     -------------------
Basic Servicing Fees from all prior Distribution Dates.

     Transfer and Servicing Agreements:  The Purchase Agreement, the Pooling and
     ---------------------------------
Servicing Agreement, the Subsequent Transfer Assignments, the Trust Agreement, the Indenture, the Administration Agreement and the Custodian Agreement.

     Transfer Date:  With respect to any Distribution Date, the Business Day
     -------------
immediately preceding such Distribution Date.

     Treasury Regulations:  The regulations, including proposed or temporary
     --------------------
regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

     Trust:  Navistar Financial 1995-B Owner Trust, a Delaware business trust
     -----
created by the Trust Agreement.

     Trust Agreement:  The Trust Agreement, dated as of November 1, 1995,
     ---------------
between the Seller and the Owner Trustee, as amended and supplemented from time to time; such agreement being the Amended and Restated Trust Agreement contemplated by the Trust Agreement dated October 18, 1995 between the Seller and the Owner Trustee.

     Trust Estate:  All money, instruments, rights and other property that are
     ------------
subject or intended to be subject to the lien and security interest of the Indenture for the benefit of the Noteholders (including all property and interests Granted to the Indenture Trustee), including all proceeds thereof, and the Reserve Account and the Reserve Account Property pledged to the Indenture Trustee pursuant to the Indenture.

     Trust Indenture Act or TIA:  The Trust Indenture Act of 1939 as in force on
     -------------------    ---
the date hereof, unless otherwise specifically provided.

     Trustees:  The Owner Trustee and the Indenture Trustee.
     --------

     UCC:  The Uniform Commercial Code as in effect in the relevant
     ---
jurisdiction.

     Undertaking Letter:  The Letter referred to in Sections 3.4 and 9.11 of the
     ------------------
Trust Agreement.

     Underwriting Agreement:  The Underwriting Agreement, dated October 18,
     ----------------------
1995, among the Seller and the several underwriters parties thereto with respect to the sale of the Securities.

     Voting Interests:  As of any date, the aggregate Certificate Balance of all
     ----------------
Certificates outstanding; provided, however, that Certificates owned by the
                          --------  -------
Issuer, the Seller or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be outstanding, except that, in determining whether the Owner Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates that the Owner Trustee knows to be so owned shall be so disregarded. Certificates so owned that have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Owner Trustee the pledgor's right so to act with respect to such Certificates and that the pledgee is not the Issuer, the Seller or any Affiliate of any of the foregoing Persons.

     Warranty Payment:  With respect to a Distribution Date and to a Warranty
     ----------------
Receivable repurchased as of the related Accounting Date, the sum of (i) the sum of all remaining Scheduled Payments on such Warranty Receivable due after the Accounting Date, (ii) all past due Scheduled Payments with respect to which a Monthly Advance has not been made, (iii) any reimbursement made pursuant to the last sentence of Section 5.06 of the Pooling and Servicing Agreement with respect to such Warranty Receivable, and (iv) all Outstanding Monthly Advances made on such Warranty Receivable, minus (x) the rebate, calculated in accordance with the actuarial method, that would be payable to the Obligor on such Warranty Receivable were the Obligor to prepay such Receivable in full on such day and
(y) any Liquidation Proceeds (to the extent applied to reduce the Receivable Balance of such Warranty Receivable) previously received with respect to such Warranty Receivable.

     Warranty Purchaser:  Either (i) the Seller pursuant to Section 2.06 of the
     ------------------
Pooling and Servicing Agreement or (ii) NFC pursuant to Section 5.04 of the Purchase Agreement.

     Warranty Receivable:  A Receivable which the Warranty Purchaser has become
     -------------------
obligated to repurchase pursuant to Section 2.06 of the Pooling and Servicing Agreement or Section 5.04 of the Purchase Agreement.

                        PART II - RULES OF CONSTRUCTION


     (a) Accounting Terms.  As used in this Appendix or the Basic Documents,
         ----------------
accounting terms which are not defined, and accounting terms partly defined, herein or therein shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Appendix or the Basic Documents are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Appendix or the Basic Documents will control.

     (b) "Hereof," etc.  The words "hereof," "herein" and "hereunder" and words
          -------------
of similar import when used in this Appendix or any Basic Document will refer to this Appendix or such Basic Document as a whole and not to any particular provision of this Appendix or such Basic Document; and Section, Schedule and Exhibit references contained in this Appendix or any Basic Document are references to Sections, Schedules and Exhibits in or to this Appendix or such Basic Document unless otherwise specified. The word "or" is not exclusive.

     (c) Reference to Distribution Dates.  With respect to any Distribution
         -------------------------------
Date, the "related Monthly Period," and the "related Record Date," will mean the Monthly Period and Record Date, respectively, immediately preceding such Distribution Date, and the relationships among Monthly Periods and Record Dates will be correlative to the foregoing relationships.

     (d) Number and Gender.  Each defined term used in this Appendix or the
         -----------------
Basic Documents has a comparable meaning when used in its plural or singular form. Each gender-specific term used in this Appendix or the Basic Documents has a comparable meaning whether used in a masculine, feminine or gender-neutral form.

     (e) Including.  Whenever the term "including" (whether or not that term is
         ---------
followed by the phrase "but not limited to" or "without limitation" or words of similar effect) is used in this Appendix or the Basic Documents in connection with a listing of items within a particular classification, that listing will be interpreted to be illustrative only and will not be interpreted as a limitation on, or exclusive listing of, the items within that classification.

                                 APPENDIX B
                                 ----------

                        NOTICE ADDRESSES AND PROCEDURES

          All requests, demands, directions, consents, waivers, notices, authorizations and communications provided or permitted under any Basic Document to be made upon, given or furnished to or filed with the Seller, the Servicer, the Administrator, the Indenture Trustee, the Issuer, the Owner Trustee or the Rating Agencies shall be in writing, personally delivered, sent by facsimile with a copy to follow via first class mail or mailed by certified mail-return receipt requested, and shall be deemed to have been duly given upon receipt:

          (a) in the case of the Seller, at the following address:

              Navistar Financial Retail Receivables Corporation
              c/o Corporation Trust Center
              1209 Orange Street
              Wilmington, Delaware 19801

          with a copy to:

              Navistar Financial Retail Receivables Corporation
              2850 West Golf Road
              Rolling Meadows, Illinois 60008
              Attention:  General Counsel

          (b) in the case of the Servicer or the Custodian, at the following address:

              Navistar Financial Corporation
              2850 West Golf Road
              Rolling Meadows, Illinois 60008
              Attention:  Treasurer

          with a copy to:

              Navistar Financial Corporation
              2850 West Golf Road
              Rolling Meadows, Illinois 60008
              Attention:  General Counsel

          (c) in the case of the Indenture Trustee, at its Corporate Trust
              Office

          (d) in the case of the Issuer or the Owner Trustee, to the Owner Trustee at its Corporate Trust Office, with copies to:

              Navistar Financial Retail Receivables Corporation
              c/o Corporation Trust Center
              1209 Orange Street
              Wilmington, Delaware 19801

              and:

              Navistar Financial Retail Receivables Corporation
              2850 West Golf Road
              Rolling Meadows, Illinois 60008
              Attention:  General Counsel

          The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee and the Indenture Trustee shall likewise promptly t ransmit any notice received by it from the Noteholders to the Issuer.

          (e) in the case of Moody's Investors Service, Inc., to

              Moody's Investors Service, Inc.
              ABS Monitoring Department
              99 Church Street
              New York, New York 10007 and

          (f) in the case of Standard & Poor's Ratings Group, to

              Standard & Poor's Ratings Group
              26 Broadway (15th Floor)
              New York, New York 10004
              Attention:  Asset Backed Surveillance Department

or at such other address as shall be designated by such party in a written notice to the other parties to this Agreement.

          Where any Basic Document provides for notice to Securityholders of any condition or event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if it is in writing and mailed, first-class, postage prepaid to each Securityholder affected by such condition or event, at such Person's address as it appears on the Note Register or Certificate Register, as applicable, not later than the latest date, and not earlier than the earliest date, prescribed in such Basic Document for the giving of such notice. If notice to Securityholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Securityholder shall affect the sufficiency of such notice with respect to other Securityholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given regardless of whether such notice is in fact actually received.

                                       2